UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-07074

180 DEGREE CAPITAL CORP.
(Exact Name of Registrant as Specified in Its Charter)

7 N. Willow Street, Suite 4B, Montclair NJ	07042
(Address of Principal Executive Offices)	(Zip Code)

Daniel B. Wolfe President and Chief Financial Officer 180 Degree Capital Corp. 7 N. Willow Street, Suite 4B Montclair, NJ 07042
(Name and address of agent for service)

Copy to: John J. Mahon, Esq. Schulte Roth & Zabel, LLP 1152 Fifteenth Street, NW Suite 850 Washington, DC 20005 (202) 729-7477

Registrant's telephone number, including area code: (973) 746-4500

Date of fiscal year end: December 31

Date of reporting period: June 30, 2017

Item 1. Report to Shareholders.

Fellow Shareholders:

Andy Grove was the iconic Chief Executive Officer of Intel Corporation. He once said, “Success breeds complacency. Complacency breeds failure. Only the paranoid survive.” In my early days as a value analyst at Merrill Lynch Asset Management, my first boss, Paul Hoffman, often said, “In thinking about investments, always remember that cash is more important than your mother.” With apologies and all due respect to mothers, especially mine, I have never forgotten Paul’s commentary on the importance of cash and cash flow when making investments. Putting the two quotes together, 180 Degree Capital Corp. (“180”) is paranoid about its cash. It became obvious to all of us on the Board of Directors (the “Board”) and to members of management that we could no longer effectively run a publicly traded business development company focused on early-stage, privately held, equity investments. Our cost structure was entirely too high. We were not increasing net asset value, nor returning sufficient capital to shareholders due to the infrequent nature of monetization events from our private portfolio. A successful investment management business allows portfolio decisions to be made on the merits of the investment, not because of cash considerations to run the business. Left alone, our former company, Harris & Harris Group, may have been forced to liquidate investments for the sole purpose of funding its cost structure. This year, 2017, is the year where your Board, coupled with overwhelming support from you, our patient shareholders, changed the direction of our company towards a different path. 180’s strategy is specifically designed to: 1) reduce our cost structure, 2) grow our net asset value per share (“NAV”); and 3) narrow the discount our stock trades at relative to NAV. In short, we had to change, and we did change.

We have greatly reduced our operating expenses, which will make it far easier to grow our NAV than in years past. Over the last five years our quarterly on-going operating expenses averaged approximately $1.6 million per quarter. In 2016, our operating expenses averaged $1.3 million per quarter. In the first quarter of this year, our operating expenses, excluding a non-cash benefit for forfeited restricted stock, were approximately $1.05 million. In the second quarter of this year, the first quarter into our transition, our on-going operating expenses, net of sublet income, were approximately $735,000. Put another way, we have significantly reduced our burn rate from approximately 7.3 percent of net assets in 2016 to a run-rate of approximately 4 percent of net assets. It is much easier for us to grow NAV when the expense hurdle rate is where it is today. We aim to decrease this expense ratio further, however these decreases will likely come from an increase in net assets rather than further reductions in operating expenses.

Cash flow is the blood that keeps the heart of 180 pumping. It is the lifeline of our business. It will be managed with paranoia. We believe we are now in good shape on that front. At the end of the second quarter of 2017, our cash plus liquid securities totaled $22.6 million, or $0.73 per share. Our cash and liquid securities increased 18 percent from last quarter's $19.1 million or $0.61 per share. The more cash we have, the better positioned we will be to make new investments and/or return cash to you, our shareholders, through stock repurchases and/or dividends. We also may use some of our cash to make investments designed to grow our business.

Our new strategy is centered on making investments in micro-capitalization publicly traded companies with a constructive activist approach. We are bottoms-up, Graham and Dodd investors. Our overall investment philosophy is centered around the following theses:

•	The price we pay relative to the business we buy is the most important driver of investment returns.

•	The public markets continuously overreact to near-term or environmental challenges in certain stocks, thus creating attractive valuations and buying opportunities.

•	Out-of-favor companies and industries create opportunities to identify investments that offer asymmetric return to risk potential.

•	Companies with strong franchises, managements, and balance sheets are best positioned for turnarounds, increased market share, and improved profitability.

•	A portfolio of strong business franchises, purchased at the right price, outperforms over a market cycle.

Our ultimate goal is to constructively engage with existing management teams and boards to help unlock value. Some companies may need to realign their financial performance to achieve growth in cash flows, not just focusing on increasing revenues. Others need to improve their investor relations strategies and outreach. Others may need to evaluate strategic options including mergers, acquisitions, sales, and divestitures. Some may need access to management talent. The constructive part is entering into a collegial dialogue with our investee companies to work together on what is required to increase the value of the company’s stock. To 180, activism means that when and if required, we will not be averse to pursuing change through other routes, including proxy solicitations. Rather than just talking about our new investment strategy, we spent the second quarter of 2017 implementing it through establishing new portfolio positions in three publicly traded companies: Synacor, Inc. (NASDAQ:SYNC), USA Truck, Inc. (NASDAQ:USAK), and TheStreet, Inc. (NASDAQ:TST).

Synacor provides technology development, offers multi-platform services and is a revenue partner for video, internet and communications providers, device manufacturers, and enterprises. The company reaches over 100 million monthly visitors, over 100 service providers, over 3000 enterprises, over 500 million email boxes and more than 1000 web publishers. Most recently, AT&T selected Synacor to provide portal services to its customers. Synacor has publicly estimated that this engagement will generate approximately $100 million in revenues per year after full deployment. The company has also publicly stated its operating goals are to reach $300 million in revenues and $30 million in EBITDA in 2019. At our initial entry price, Synacor was trading at a multiple of 0.9x enterprise value to 2016 revenues. At its current multiple, we believe the stock has growth potential of over 100 percent from our cost basis if Synacor is able to achieve its $300 million in revenue goal in 2019.1

USA Truck provides a broad range of truckload and logistics services to customers in a variety of industries. Following poor performance over the last two years, an entirely new management team joined the company and is presently implementing a turnaround plan focused on profitable revenue growth and improved operational efficiency. At our average cost of $6.59, the company’s multiple of enterprise value to its prior peak EBITDA in 2014 was 3x. For perspective, the company’s median multiple of enterprise value to EBITDA during the prior eight years was 5.4x. We believe a reversion to the median multiple may occur if the company is able to improve its EBITDA. The combination of these two factors could result in the potential increase of the company’s stock price of more than 150 percent, without requiring the company to reach its prior peak level of EBITDA. We currently believe any of USA Truck’s operational issues were the result of poor execution by former management teams rather than a systemic problem with its business or its segment of the trucking industry. We are excited about the potential for the new management team to turn around the business.1

TheStreet is a financial news and information provider to consumers and businesses. The company’s brands and businesses include TheStreet.com, The Deal, BoardEx, and RateWatch. An entirely new senior management team and Chairman of the Board joined the company in the last two years. We like teams that have worked together successfully in prior companies. Many members of this team, including the CEO and the Chairman of the Board, worked together to build and sell MarketWatch. Following MarketWatch, they successfully turned around USA Today. This management team has been focused on fixing TheStreet’s businesses and returning it to profitability. We believe there are two major near-term issues that create an overhang on the stock and limit its ability to increase in value: 1) resolution of an expiring agreement with Jim Cramer; and 2) a $55 million convertible preferred security that has senior liquidation preference to the common stock. We believe both of these issues need to be resolved for the stock to trade to its full potential. We believe this potential could lead to a greater than 130 percent increase in value of the company’s common stock when valuing the business on market multiples for comparable financial data subscription companies (recurring revenue) and advertising-based media companies (non-recurring revenue).1

While we are making progress implementing our new investment strategy, we note that a majority of our assets continue to be in private investments. To be clear, we are not running away from our private portfolio companies. We continue to believe there is considerable value in those companies. In fact, given our reduced operating expenses, we are in a much better position to determine when to realize value; rather than being forced to sell our positions just to survive. We continue to believe in the potential for our most mature companies, D-Wave Systems, Inc., AgBiome LLC, HZO, Inc. and Nanosys, Inc. to return more capital than we currently value these positions. There are other companies in the portfolio that also hold promise, however these companies generally are very early in stage and the timelines and potential exit values for these companies are highly uncertain.

Our current stock price translates to our existing business being worth approximately [65] percent of our NAV as of June 30, 2017. We note that during the prior quarter one of our privately held positions, Mersana Therapeutics, Inc., successfully completed an initial public offering. Our holdings of Mersana Therapeutics at its IPO price of $15 per share were valued at $4.4 million, or an increase of $1.6 million from the value of our holdings at March 31, 2017. We understand it is hard for investors to value our private holdings. We expect that not every one of our private holdings will end up returning their current values or more. As in the example of Mersana Therapeutics, however, we believe the potential return from some of our investments is greater than their current values. We stand ready to make decisions that we believe are in the best interests of our shareholders and position the business as a whole to be successful in the future. These decisions include taking advantage of near-term opportunities to transition capital out of privately held securities when such opportunities present themselves and where we believe the terms are appropriate from a risk/return perspective.

1 We note that the discussions of potential appreciation of stock prices above are illustrations of what we currently believe are possible based on our financial models and historical performance of certain stocks or comparable companies. Past performance may not be indicative of future results and actual results may be materially different than those discussed above. We are not responsible for the accuracy of estimates provided by portfolio companies or analysts.

I hope this letter provides a clear sense for what we are driving towards. At its most maximized level, and as soon as we can, we seek to convert our private portfolio to cash. We seek to use the cash for either making new investments in publicly traded companies or for distribution to shareholders in the form of dividends or share repurchases. We are focused on growing our NAV. We can now do so against the backdrop of lower expenses. We also note that the first and second quarters of 2017 were the first time in nearly five years where NAV increased in two successive quarters.

180 Degree Capital Corp. is the result of the recognition that our old model was not working and that a different strategy held the potential to generate value and a higher stock price for shareholders. We think we are on our way towards delivering on this goal. We believe the future for you, our shareholders, is bright, and we appreciate your support.

Best Regards,

Kevin M. Rendino
Chairman and Chief Executive Officer
180 Degree Capital Corp.

180 DEGREE CAPITAL CORP. CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)

June 30, 2017
ASSETS
Investments, in portfolio securities at value:
Unaffiliated privately held companies (cost: $13,413,900)	$16,061,037
Unaffiliated rights to milestone payments (adjusted cost basis: $548,998)	2,239,142
Unaffiliated publicly traded securities (cost: $10,278,446)	9,389,135
Non-controlled affiliated privately held companies (cost: $47,544,536)	32,060,980
Non-controlled affiliated publicly traded companies (cost: $16,843,447)	8,311,524
Controlled affiliated privately held companies (cost: $19,349,898)	4,371,659
Equity method privately held company (adjusted cost basis: $158,283)	158,283
Total, investments in private portfolio companies, rights to milestone payments and public securities at value (cost: $108,137,508)	$72,591,760
Cash	4,877,878
Restricted funds	46,151
Receivable from funds in escrow from sales of investments at value	13,203
Receivable from portfolio companies	11,306
Interest receivable	490,906
Prepaid expenses	168,581
Other assets	103,762
Total assets	$78,303,547
LIABILITIES & NET ASSETS
Post retirement plan liabilities	$1,284,474
Accrued severance	404,066
Accounts payable and accrued liabilities	368,573
Deferred rent	118,136
Payable for purchases of investments	116,425
Total liabilities	$2,291,674
Commitments and contingencies (Note 11)
Net assets	$76,011,873
Net assets are comprised of:
Preferred stock, $0.10 par value, 2,000,000 shares authorized; none issued	$0
Common stock, $0.01 par value, 45,000,000 shares authorized at 6/30/17; 34,623,341 issued at 6/30/17	334,594
Additional paid in capital	215,159,282
Accumulated net operating and realized loss	(99,526,475)
Accumulated unrealized depreciation of investments	(35,545,748)
Accumulated other comprehensive income	195,745
Treasury stock, at cost (3,501,779 shares at 6/30/17)	(4,605,525)
Net assets	$76,011,873
Shares outstanding	31,121,562
Net asset value per outstanding share	$2.44

The accompanying unaudited notes are an integral part of these consolidated financial statements.

180 DEGREE CAPITAL CORP. CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

Six Months Ended June 30, 2017
Income:
Interest from:
Unaffiliated companies	$10,463
Non-controlled affiliated companies	264,116
Controlled affiliated companies	101,490
Cash and U.S. Treasury securities and other	5,333
Fees for providing managerial assistance to portfolio companies	218,306
Yield-enhancing fees on debt securities	76,114
Other income	12,060
Total income	687,882
Operating expenses:
Salaries, benefits and stock-based compensation (Note 7)	337,358
Administration and operations	184,845
Professional fees	279,287
Rent	139,361
Insurance expense	120,623
Directors' fees and expenses	128,172
Custody fees	15,945
Depreciation	19,856
Total operating expenses	1,225,447
Expenses related to restructure:
Severance	520,619
Loss on abandoned lease	139,778
Professional fees	138,402
Disposal of fixed assets	94,592
Administration and operations	82,235
Directors' fees and expenses	60,833
Other	(69,361)
Total expenses related to restructure	967,098
Total expenses	2,192,545
Net operating loss	(1,504,663)
Net realized loss
Realized gain (loss) from investments:
Unaffiliated companies	130,522
Controlled affiliated companies	(1,788,463)
Unaffiliated rights to milestone payments	(232,865)
Publicly traded companies	(45,489)
Realized loss from investments	(1,936,295)
Income tax expense	5,273
Net realized loss from investments	(1,941,568)
Net decrease (increase) in unrealized depreciation on investments:
Unaffiliated companies	1,036,723
Controlled affiliated companies	694,263
Unaffiliated rights to milestone payments	(67,346)
Non-controlled affiliated companies	774,299
Publicly traded non-controlled affiliated companies	4,023,003
Publicly traded unaffiliated companies	1,586,336
Net decrease in unrealized depreciation on investments	8,047,278
Net realized and unrealized gain on investments	6,105,710
Share of loss on equity method investment	(20,077)
Net increase in net assets resulting from operations:
Total	$4,580,970
Per average basic and diluted outstanding share	$0.15
Average outstanding shares – basic and diluted	31,021,892
The accompanying unaudited notes are an integral part of these consolidated financial statements.

180 DEGREE CAPITAL CORP. CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

Six Months Ended June 30, 2017
Cash flows used in operating activities:
Net increase in net assets resulting from operations	$4,580,970
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Net realized loss and change in unrealized depreciation on investments	(6,110,983)
Depreciation of fixed assets, amortization of premium or discount on U.S. government securities and prepaid assets and accretion of bridge note interest	(95,341)
Share of loss on equity method investee	20,077
Stock-based compensation expense	(580,435)
Amortization of prior service cost	(104,492)
Purchase of affiliated portfolio companies	(3,325,001)
Purchase of publicly traded portfolio companies	(4,926,929)
Proceeds from sale of investments of affiliated portfolio companies	160,000
Proceeds from sale of publicly traded portfolio companies	4,655
Proceeds from unaffiliated portfolio companies	234,294
Changes in assets and liabilities:
Restricted funds	(46,151)
Receivable from portfolio companies	(11,306)
Interest receivable	(200,320)
Prepaid expenses	75,470
Other assets	(16,163)
Post retirement plan liabilities	15,451
Accrued severance	404,066
Accounts payable and accrued liabilities	(508,559)
Deferred rent	(102,167)
Payable for purchases of investments	116,425
Net cash used in operating activities	(10,416,439)
Cash flows from investing activities:
Purchase of fixed assets	(1,978)
Proceeds from fixed assets	2,156
Net cash provided by investing activities	178
Cash flows from financing activities:
Payment of withholdings related to net settlement of restricted stock	(139,780)
Net cash used in financing activities	(139,780)
Net decrease in cash	(10,556,041)
Cash at beginning of the period	15,433,919
Cash at end of the period	$4,877,878
Supplemental disclosures of cash flow information:
Income taxes paid	$5,273

The accompanying unaudited notes are an integral part of these consolidated financial statements.

180 DEGREE CAPITAL CORP. CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	UNAUDITED
	Six Months Ended June 30, 2017	Year Ended December 31, 2016
Changes in net assets from operations:
Net operating loss	$(1,504,663)	$(4,516,108)
Net realized loss on investments	(1,941,568)	(8,075,175)
Net decrease (increase) in unrealized depreciation on investments	8,047,278	(3,683,822)
Share of loss on equity method investment	(20,077)	(91,255)
Net increase (decrease) in net assets resulting from operations	4,580,970	(16,366,360)
Changes in net assets from capital stock transactions:
Acquisition of vested restricted stock awards to pay required employee withholding tax	(139,780)	(39,691)
Stock-based compensation (benefit) expense	(580,435)	158,973
Net decrease in net assets resulting from capital stock transactions	(720,215)	119,282
Changes in net assets from accumulated other comprehensive loss:
Other comprehensive loss	(104,492)	(208,983)
Net decrease in net assets resulting from accumulated other comprehensive loss	(104,492)	(208,983)
Net increase (decrease) in net assets	3,756,263	(16,456,061)
Net Assets:
Beginning of the period/year	72,255,610	88,711,671
End of the period/year	$76,011,873	$72,255,610

The accompanying unaudited notes are an integral part of these consolidated financial statements.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2017 (UNAUDITED)

Method of Valuation (1)	Industry	Cost	Shares/ Principal	Value

Investments in Unaffiliated Companies (2) -
36.4% of net assets at value

Private Placement Portfolio (Illiquid) (3) -
21.1% of net assets at value

D-Wave Systems, Inc. (4)(5)(6)		Technology Hardware, Storage & Peripherals
Developing high-performance quantum computing systems
Series 1 Class B Convertible Preferred Stock (acquired 9/30/08)	(H)		$1,002,074	1,144,869	$2,178,499
Series 1 Class C Convertible Preferred Stock (acquired 9/30/08)	(H)		487,804	450,450	859,923
Series 1 Class D Convertible Preferred Stock (acquired 9/30/08)	(H)		748,473	855,131	1,632,472
Series 1 Class E Convertible Preferred Stock (acquired 11/24/10)	(H)		248,049	269,280	520,632
Series 1 Class F Convertible Preferred Stock (acquired 11/24/10)	(H)		238,323	258,721	500,216
Series 1 Class H Convertible Preferred Stock (acquired 6/27/14)	(H)		909,088	460,866	957,608
Series 2 Class D Convertible Preferred Stock (acquired 9/30/08)	(H)		736,019	678,264	1,294,827
Series 2 Class E Convertible Preferred Stock (acquired 6/1/12-3/22/13)	(H)		659,493	513,900	998,547
Series 2 Class F Convertible Preferred Stock (acquired 6/1/12-3/22/13)	(H)		633,631	493,747	959,388
Warrants for Common Stock expiring 5/12/19 (acquired 5/12/14)	(I)		26,357	20,415	11,262
			5,689,311		9,913,374

Fleet Health Alliance, LLC (4)(5)		Health Care Technology
Developing software for information transfer amongst healthcare providers and consumers
Unsecured Convertible Bridge Note, 0%, (acquired 4/22/16)	(M)		225,000	$225,000	225,000

Genome Profiling, LLC (4)		Life Sciences Tools & Services
Developing a platform to analyze and understand the epigenome
Unsecured Convertible Bridge Note, 8%, (acquired 8/4/16)	(M)		230,000	$230,000	230,000

The accompanying unaudited notes are an integral part of these consolidated financial statements.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2017 (UNAUDITED)

Method of Valuation (1)	Industry	Cost	Shares/ Principal	Value

Investments in Unaffiliated Companies (2) -
36.4% of net assets at value (cont.)

Private Placement Portfolio (Illiquid) (3) -
21.1% of net assets at value (cont.)

Muses Labs, Inc. (4)		Life Sciences Tools & Services
Developing a data analytics platform for precision medicine
Unsecured Convertible Bridge Note, 5%, (acquired 5/25/16)	(I)		$223,675	$212,000	$223,425

Nanosys, Inc. (4)(5)		Specialty Chemicals
Developing inorganic nanowires and quantum dots for use in LED-backlit devices
Series C Convertible Preferred Stock (acquired 4/10/03)	(I)		1,500,000	803,428	843,368
Series D Convertible Preferred Stock (acquired 11/7/05)	(I)		3,000,003	1,016,950	1,813,242
Series E Convertible Preferred Stock (acquired 8/13/10)	(I)		496,573	433,688	792,861
			4,996,576		3,449,471

NanoTerra, Inc. (4)(5)		Research & Consulting Services
Developing surface chemistry and nano-manufacturing solutions
Warrants for Common Stock expiring on 2/22/21 (acquired 2/22/11)	(I)		69,168	4,462	1,172
Warrants for Series A-3 Preferred Stock expiring on 11/15/22 (acquired 11/15/12)	(I)		35,403	47,508	125,776
			104,571		126,948

Petra Pharma Corporation (4)(5)		Pharmaceuticals
Developing small molecule inhibitors for treatment of cancer and metabolic diseases
Series A Convertible Preferred Stock (acquired 12/23/15-10/27/16)	(I)		1,525,050	1,525,050	1,540,426

The accompanying unaudited notes are an integral part of these consolidated financial statements.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2017 (UNAUDITED)

Method of Valuation (1)	Industry	Cost	Shares/ Principal	Value

Investments in Unaffiliated Companies (2) -
36.4% of net assets at value (cont.)

Private Placement Portfolio (Illiquid) (3) -
21.1% of net assets at value (cont.)

Phylagen, Inc. (4)		Research & Consulting Services
Developing technology to improve human health and business productivity
Secured Convertible Bridge Note, 5%, (acquired 2/5/15)	(M)		$224,027	$200,000	$313,638
Secured Convertible Bridge Note, 5%, (acquired 6/5/15)	(M)		11,037	$10,000	15,452
			235,064		329,090

Xenio Corp. (4)(5)(7)		Technology Hardware, Storage & Peripherals
Developing a smart platform for LED lighting that enables local intelligence and communication capabilities
Common Stock (acquired 8/1/16)	(M)		184,653	221,938	23,303

Total Unaffiliated Private Portfolio (cost: $13,413,900)					$16,061,037

Rights to Milestone Payments (Illiquid) (8) -
2.9% of net assets at value

Amgen, Inc. (4)(9)		Biotechnology
Rights to Milestone Payments from Acquisition of BioVex Group, Inc. (acquired 3/4/11)	(I)		$548,998	$548,998	$2,239,142

Laird Technologies, Inc. (4)(10)		Electronic Components
Rights to Milestone Payments from Merger & Acquisition of Nextreme Thermal Solutions, Inc. (acquired 2/13/13)	(I)		0	$0	0

Total Unaffiliated Rights to Milestone Payments (cost: $548,998)					$2,239,142

The accompanying unaudited notes are an integral part of these consolidated financial statements.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2017 (UNAUDITED)

Method of Valuation (1)	Industry	Cost	Shares/ Principal	Value

Publicly Traded Portfolio (11) -
12.4% of net assets at value

Champions Oncology, Inc. (5)		Life Sciences Tools & Services
Developing its TumorGraftTM platform for personalized medicine and drug development
Warrants for Common Stock expiring 1/28/19 (acquired 1/28/13)	(I)		$400	5,500	$1,849

Mersana Therapeutics, Inc. (4)(5)(12)		Biotechnology
Developing antibody drug conjugates for cancer therapy
Common Stock (acquired 7/27/12-6/28/17)	(M)		4,924,753	294,557	3,849,162

OpGen, Inc. (5)		Biotechnology
Developing tools for genomic sequence assembly and analysis
Warrants for the Purchase of Common Stock expiring 5/8/20 (acquired 5/5/15)	(M)		425,579	300,833	35,919
Warrants for the Purchase of Common Stock expiring 2/17/25 (acquired 5/5/15)	(I)		785	31,206	13,706
			426,364		49,625

Synacor, Inc. (5)(13)		Internet Software & Services
Providing technology development, multiplatform services and revenue partner for video, internet and communications providers, device manufacturers, and enterprises
Common Stock (acquired 4/6/17-6/8/17)	(M)		2,451,446	700,000	2,555,000

TheStreet, Inc. (5)(13)		Financial Exchanges & Data
Providing financial news and proprietary data to consumers and businesses
Common Stock (acquired 4/20/17-6/30/17)	(M)		827,833	925,902	768,499

USA Truck, Inc. (5)(13)		Trucking
Providing over-the-road trucking and freight logistics
Common Stock (acquired 5/19/17-6/7/17)	(M)		1,647,650	250,000	2,165,000

Total Unaffiliated Publicly Traded Portfolio (cost: $10,278,446)					$9,389,135

Total Investments in Unaffiliated Companies (cost: $24,241,344)					27,689,314

The accompanying unaudited notes are an integral part of these consolidated financial statements.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2017 (UNAUDITED)

Method of Valuation (1)	Industry	Cost	Shares/ Principal	Value

Investments in Non-Controlled Affiliated Companies (2) -
53.1% of net assets at value

Private Placement Portfolio (Illiquid) (14) -
42.2% of net assets at value

ABSMaterials, Inc. (4)		Specialty Chemicals
Developing nano-structured absorbent materials for water remediation and consumer applications
Series A Convertible Preferred Stock (acquired 2/17/10-10/24/11)	(I)		$435,000	390,000	$253,587
Series B Convertible Preferred Stock (acquired 11/8/13-6/25/14)	(I)		1,217,644	1,037,751	1,067,285
Secured Convertible Bridge Note, 8%, (acquired 1/20/16)	(M)		111,573	$100,000	111,573
Secured Convertible Bridge Note, 8%, (acquired 3/28/17)	(M)		25,521	$25,000	25,521
			1,789,738		1,457,966

AgBiome, LLC (4)(5)		Fertilizers & Agricultural Chemicals
Providing early-stage research and discovery for agriculture and utilizing the crop microbiome to identify products that reduce risk and improve yield
Series A-1 Convertible Preferred Stock (acquired 1/30/13)	(I)		2,000,000	2,000,000	6,833,127
Series A-2 Convertible Preferred Stock (acquired 4/9/13-10/15/13)	(I)		521,740	417,392	1,475,755
Series B Convertible Preferred Stock (acquired 8/7/15)	(I)		500,006	160,526	759,567
			3,021,746		9,068,449

AgTech Accelerator Corporation (4)(5)(15)		Research & Consulting Services
Identifying and managing emerging agriculture technologies companies
Common Stock (acquired 5/4/16-11/17/16)	(M)		300,000	300,000	300
Class B Common Stock (acquired 11/17/16)	(M)		0	138,000	138
			300,000		438

The accompanying unaudited notes are an integral part of these consolidated financial statements.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2017 (UNAUDITED)

Method of Valuation (1)	Industry	Cost	Shares/ Principal	Value

Investments in Non-Controlled Affiliated Companies (2) -
53.1% of net assets at value (cont.)

Private Placement Portfolio (Illiquid) (14) -
42.2% of net assets at value (cont.)

EchoPixel, Inc. (4)(5)		Health Care Equipment
Developing virtual reality 3-D visualization software for life sciences and health care applications
Series Seed Convertible Preferred Stock (acquired 6/21/13-6/30/14)	(I)		$1,250,000	4,194,630	$935,395
Series Seed-2 Convertible Preferred Stock (acquired 1/22/16)	(I)		500,000	1,476,668	334,209
Series A-2 Convertible Preferred Stock (acquired 3/23/17)	(I)		350,000	1,471,577	411,869
			2,100,000		1,681,473

Ensemble Therapeutics Corporation (4)(5)(16)		Pharmaceuticals
Developed new classes of therapeutics
Series B Convertible Preferred Stock (acquired 6/6/07)	(I)		2,000,000	1,449,275	0
Series B-1 Convertible Preferred Stock (acquired 4/21/14)	(I)		679,754	492,575	779,511
			2,679,754		779,511

Essential Health Solutions, Inc. (4)(5)		Health Care Technology
Developing software for information transfer amongst healthcare providers and consumers
Common Stock (acquired 11/18/16)	(I)		20	200,000	111,581
Series A Convertible Preferred Stock (acquired 11/18/16)	(I)		2,750,000	2,750,000	2,772,929
			2,750,020		2,884,510

HZO, Inc. (4)		Semiconductor Equipment
Developing novel industrial coatings that protect electronics against damage from liquids
Common Stock (acquired 6/23/14)	(I)		666,667	405,729	448,764
Series I Convertible Preferred Stock (acquired 6/23/14)	(I)		5,709,835	2,266,894	4,034,473
Series II Convertible Preferred Stock (acquired 6/23/14-8/3/15)	(I)		2,500,006	674,638	1,728,107
Series II-A Convertible Preferred Stock (acquired 9/9/16)	(I)		226,070	69,053	255,727
Warrants for Series II-A Convertible Preferred Stock expiring 7/15/23 (acquired 7/15/16)	(I)		29,820	6,577	24,297
			9,132,398		6,491,368

The accompanying unaudited notes are an integral part of these consolidated financial statements.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2017 (UNAUDITED)

Method of Valuation (1)	Industry	Cost	Shares/ Principal	Value

Investments in Non-Controlled Affiliated Companies (2) -
53.1% of net assets at value (cont.)

Private Placement Portfolio (Illiquid) (14) -
42.2% of net assets at value (cont.)

Laser Light Engines, Inc. (4)(5)(16)		Technology Hardware, Storage & Peripherals
Manufactured solid-state light sources for digital cinema and large-venue projection displays
Series A Convertible Preferred Stock (acquired 5/6/08)	(M)		$2,000,000	7,499,062	$0
Series B Convertible Preferred Stock (acquired 9/17/10)	(M)		3,095,802	13,571,848	0
Secured Convertible Bridge Note, 12%, (acquired 10/7/2011)	(M)		200,000	$200,000	0
Secured Convertible Bridge Note, 12%, (acquired 11/17/2011)	(M)		95,652	$95,652	0
Secured Convertible Bridge Note, 12%, (acquired 12/21/2011)	(M)		82,609	$82,609	0
Secured Convertible Bridge Note, 12%, (acquired 3/5/2012)	(M)		434,784	$434,784	0
Secured Convertible Bridge Note, 12%, (acquired 7/26/2012)	(M)		186,955	$186,955	0
Secured Convertible Bridge Note, 20%, (acquired 4/29/2013)	(M)		166,667	$166,667	0
Secured Convertible Bridge Note, 20%, (acquired 7/22/2013)	(M)		166,667	$166,667	0
Secured Convertible Bridge Note, 10%, (acquired 10/30/2013)	(M)		80,669	$80,669	0
Secured Convertible Bridge Note, 10%, (acquired 2/5/2014)	(M)		19,331	$19,331	0
Secured Convertible Bridge Note, 10%, (acquired 6/24/2014)	(M)		13,745	$13,745	0
			6,542,881		0

Lodo Therapeutics Corporation (4)(5)		Pharmaceuticals
Developing and commercializing novel therapeutics derived from a metagenome-based Natural Product Discovery Platform
Series A Convertible Preferred Stock (acquired 12/21/15-4/22/16)	(I)		658,190	658,190	663,747

The accompanying unaudited notes are an integral part of these consolidated financial statements.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2017 (UNAUDITED)

Method of Valuation (1)	Industry	Cost	Shares/ Principal	Value

Investments in Non-Controlled Affiliated Companies (2) -
53.1% of net assets at value (cont.)

Private Placement Portfolio (Illiquid) (14) -
42.2% of net assets at value (cont.)

NGX Bio, Inc. (4)(17)		Research & Consulting Services
Developing translational genomics solutions
Series Seed Convertible Preferred Stock (acquired 6/6/14-1/10/16)	(I)		$500,002	666,667	$703,496
Series Seed 2 Convertible Preferred Stock (acquired 8/20/15-9/30/15)	(I)		499,999	329,989	459,718
Series Seed 3 Convertible Preferred Stock (acquired 6/24/17)	(I)		686,329	666,001	746,746
			1,686,330		1,909,960

ORIG3N, Inc. (4)		Health Care Technology
Developing precision medicine applications for induced pluripotent stems cells
Series 1 Convertible Preferred Stock (acquired 2/5/15-8/5/15)	(I)		500,000	1,195,315	949,223
Series A Convertible Preferred Stock (acquired 11/25/15-9/7/16)	(I)	Research & Consulting Services	1,500,000	1,364,666	1,308,087
Series A-2 Convertible Preferred Stock (acquired 5/11/17)	(I)		100,395	93,180	114,161
			2,100,395		2,371,471

Produced Water Absorbents, Inc. (4)(18)		Oil & Gas Equipment & Services
Providing integrated process separation solutions to the global oil and gas industries, enabling onsite treatment of produced and flowback water
Common Stock (acquired 4/30/16)	(M)		7,670,281	50,243,350	0
Warrants for Common Stock expiring upon liquidation event (acquired 4/30/16)	(I)		65,250	450,000	0
Senior Secured Debt, 15% commencing on 4/1/16, maturing on 12/31/19 (acquired 4/1/16)	(I)		2,058,255	$2,533,766	1,248,600
			9,793,786		1,248,600

The accompanying unaudited notes are an integral part of these consolidated financial statements.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2017 (UNAUDITED)

Method of Valuation (1)	Industry	Cost	Shares/ Principal	Value

Investments in Non-Controlled Affiliated Companies (2) -
53.1% of net assets at value (cont.)

Private Placement Portfolio (Illiquid) (14) -
42.2% of net assets at value (cont.)

Senova Systems, Inc. (4)(16)		Life Sciences Tools & Services
Developed next-generation sensors to measure pH
Series B-1 Convertible Preferred Stock (acquired 8/1/13-1/15/14)	(I)		$1,083,960	2,759,902	$0
Series C Convertible Preferred Stock (acquired 10/24/14-4/1/15)	(I)		1,208,287	1,611,049	70,465
Warrants for Series B Preferred Stock expiring 10/15/17 (acquired 10/15/12)	(I)		131,538	164,423	0
Warrants for Series B Preferred Stock expiring 4/24/18 (acquired 4/24/13)	(I)		20,000	25,000	0
			2,443,785		70,465

TARA Biosystems, Inc. (4)		Specialty Chemicals
Developing human tissue models for toxicology and drug discovery applications
Common Stock (acquired 8/20/14)	(I)		20	2,000,000	658,013
Series A Convertible Preferred Stock (acquired 3/31/17)	(I)		2,545,493	6,878,572	2,775,009
			2,545,513		3,433,022

Total Non-Controlled Affiliated Private Portfolio (cost: $47,544,536)					$32,060,980

Publicly Traded Portfolio (19) -
10.9% of net assets at value

Adesto Technologies Corporation (5)		Semiconductors
Developing low-power, high-performance memory devices
Common Stock (acquired 10/27/15)	(M)		$11,482,417	1,769,868	$8,052,899

The accompanying unaudited notes are an integral part of these consolidated financial statements.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2017 (UNAUDITED)

Method of Valuation (1)	Industry	Cost	Shares/ Principal	Value

Publicly Traded Portfolio (19) -
10.9% of net assets at value (cont.)

Enumeral Biomedical Holdings, Inc. (5)		Biotechnology
Developed therapeutics and diagnostics through functional assaying of single cells
Common Stock (acquired 7/31/14)	(M)		$4,943,213	7,886,368	$252,364
Warrants to purchase Common Stock expiring 2/2/2024 (acquired 7/31/14)	(I)		57,567	255,120	5,588
Warrants to purchase Common Stock expiring 7/30/2019 (acquired 7/31/14)	(I)		360,250	1,000,000	673
			5,361,030		258,625

Total Non-Controlled Affiliated Publicly Traded Portfolio (cost: $16,843,447)					$8,311,524

Total Investments in Non-Controlled Affiliated Companies (cost: $64,387,983)					$40,372,504

Investments in Controlled Affiliated Companies (2) -
5.8% of net assets at value

Private Placement Portfolio (Illiquid) (20) -
5.8% of net assets at value

Black Silicon Holdings, Inc. (4)(16)(21)		Semiconductors
Holding company for interest in a company that develops silicon-based optoelectronic products
Series A Convertible Preferred Stock (acquired 8/4/15)	(I)		$750,000	233,499	$0
Series A-1 Convertible Preferred Stock (acquired 8/4/15)	(I)		890,000	2,966,667	0
Series A-2 Convertible Preferred Stock (acquired 8/4/15)	(I)		2,445,000	4,207,537	0
Series B-1 Convertible Preferred Stock (acquired 8/4/15)	(I)		1,169,561	1,892,836	0
Series C Convertible Preferred Stock (acquired 8/4/15)	(I)		1,171,316	1,674,030	0
Secured Convertible Bridge Note, 8%, (acquired 8/25/16)	(I)		1,366,525	$1,278,453	444,729
			7,792,402		444,729

The accompanying unaudited notes are an integral part of these consolidated financial statements.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2017 (UNAUDITED)

Method of Valuation (1)	Industry	Cost	Shares/ Principal	Value

Investments in Controlled Affiliated Companies (2) -
5.8% of net assets at value (cont.)

Private Placement Portfolio (Illiquid) (20) -
5.8% of net assets at value (cont.)

HALE.life Corporation (4)(22)		Health Care Technology
Developing a platform to facilitate precision health and medicine
Common Stock (acquired 3/1/16)	(M)		$10	1,000,000	$10
Series Seed Convertible Preferred Stock (acquired 3/28/17)	(M)		1,896,920	11,000,000	1,896,920
Unsecured Convertible Bridge Note, 0%, (acquired 3/28/17)	(M)		2,000,000	$2,000,000	2,000,000
			3,896,930		3,896,930

SynGlyco, Inc. (4)(16)		Specialty Chemicals
Developed synthetic carbohydrates for pharmaceutical applications
Common Stock (acquired 12/13/11)	(I)		2,729,817	57,463	0
Series A' Convertible Preferred Stock (acquired 12/13/11-6/7/12)	(I)		4,855,627	4,855,627	0
Secured Convertible Bridge Note, 8%, (acquired 2/26/16)	(I)		75,122	$67,823	30,000
			7,660,566		30,000

Total Controlled Private Placement Portfolio (cost: $19,349,898)					$4,371,659

Total Investments in Controlled Affiliated Companies (cost: $19,349,898)					$4,371,659

Total Investments in Private Placement and Publicly Traded Portfolio (cost: $107,979,225)					$72,433,477

The accompanying unaudited notes are an integral part of these consolidated financial statements.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2017 (UNAUDITED)

Method of Valuation (1)	Industry	Cost	Shares/ Principal	Value

Equity Method Investments (23) -
0.2% of net assets at value

Private Placement Portfolio (Illiquid) (23) -
0.2% of net assets at value

Accelerator IV-New York Corporation (4)(5)(24)		Research & Consulting Services
Identifying and managing emerging biotechnology companies
Series A Common Stock (acquired 7/21/14-1/29/16)	(E)		$158,283	581,907	$158,283

Total Equity Method Investments (cost: $158,283)					$158,283

Total Investments (cost: $108,137,508)					$72,591,760

The accompanying unaudited notes are an integral part of these consolidated financial statements.

180 DEGREE CAPITAL CORP.
NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2017
(UNAUDITED)

Notes to Consolidated Schedule of Investments

(1)	See "Note 2. Summary of Significant Accounting Policies: Portfolio Investment Valuations."

(2)
Investments in unaffiliated companies consist of investments in which we own less than five percent of the voting shares of the portfolio company. Investments in non-controlled affiliated companies consist of investments in which we own five percent or more, but less than 25 percent, of the voting shares of the portfolio company, or where we control one or more seats on the portfolio company’s board of directors but do not control the company. Investments in controlled affiliated companies consist of investments in which we own 25 percent or more of the outstanding voting rights of the portfolio company or otherwise control the company, including control of a majority of the seats on the board of directors, or more than 25 percent of the seats on the board of directors, with no other entity or person in control of more director seats than us.

(3)
The aggregate cost for federal income tax purposes of investments in unaffiliated privately held companies is $13,413,900. The gross unrealized appreciation based on the tax cost for these securities is $4,355,842. The gross unrealized depreciation based on the tax cost for these securities is $1,708,705.

(4)	We are subject to legal restrictions on the sale of our investment(s) in this company.

(5)	Represents a non-income producing investment. Investments that have not paid dividends or interest within the last 12 months are considered to be non-income producing.

(6)
D-Wave Systems, Inc., is located and is doing business primarily in Canada. We invested in D-Wave through Parallel Universes, Inc., a Delaware company. Our investment is denominated in Canadian dollars and is subject to foreign currency translation. See "Note 2. Summary of Significant Accounting Policies."

(7)
We received shares of Xenio Corporation as part of the consideration distributed to shareholders of Bridgelux, Inc., for the sale of Bridgelux, Inc., to a an investment group led by China Electronics Corporation and ChongQing Linkong Development Investment Company. The close of this transaction occurred on August 1, 2016.

(8)
The aggregate cost for federal income tax purposes of investments in unaffiliated rights to milestone payments is $548,998. The gross unrealized appreciation based on the tax cost for these securities is $1,690,144. The gross unrealized depreciation based on the tax cost for these securities is $0.

(9)	If all the remaining milestones are met, we would receive $5,384,482. There can be no assurance as to how much of these amounts we will ultimately realize or when they will be realized, if at all.

(10)
If all the remaining milestones are met, we would receive approximately $400,000. There can be no assurance as to how much of these amounts we will ultimately realize or when they will be realized, if at all.

(11)
The aggregate cost for federal income tax purposes of investments in unaffiliated publicly traded companies is $10,278,446. The gross unrealized appreciation based on the tax cost for these securities is $622,353. The gross unrealized depreciation based on the tax cost for these securities is $1,511,664.

(12)
Mersana Therapeutics, Inc., completed an initial public offering on June 28, 2017. The shares of Mersana Therapeutics owned by the Company will become freely tradable under regulation on September 26, 2017. Separate from this designation with respect to these shares, the Company along with all of the pre-IPO investors in Mersana Therapeutics entered into a lockup agreement that restricts the ability of the Company to trade or hedge its shares of Mersana Therapeutics until December 25, 2017.

(13)	Initial investment was made in 2017.

(14)
The aggregate cost for federal income tax purposes of investments in non-controlled affiliated privately held companies is $47,544,536. The gross unrealized appreciation based on the tax cost for these securities is $7,568,965. The gross unrealized depreciation based on the tax cost for these securities is $23,052,521.

The accompanying unaudited notes are an integral part of these consolidated financial statements.

180 DEGREE CAPITAL CORP.
NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2017
(UNAUDITED)

(15)
Our initial investment in AgTech Accelerator Corporation was on May 4, 2016, and from the date of initial investment through September 30, 2016, the investment was accounted for using the equity method of accounting. On February 3, 2017, we withdrew from participation in AgTech Accelerator.  The value reflects the price per share at which our ownership may be purchased by other investors in the entity within 90 days of notice of our intent to withdraw.  The Company received notice in June 2017 that the AgTech Accelerator received indications of interest from the non-defaulting investors to exercise this option. We currently expect this transaction to be completed in the third quarter of 2017.

(16)	Represents a non-operating entity that exists to collect future payments from licenses or other engagements and/or monetize assets for future distributions to investors and debt holders.

(17)	On August 19, 2015, UberSeq, Inc., changed its name to NGX Bio, Inc.

(18)	Produced Water Absorbents, Inc., also does business as ProSep, Inc.

(19)
The aggregate cost for federal income tax purposes of investments in non-controlled affiliated publicly traded companies is $16,843,447. The gross unrealized appreciation based on the tax cost for these securities is $0. The gross unrealized depreciation based on the tax cost for these securities is $8,531,923.

(20)
The aggregate cost for federal income tax purposes of investments in controlled affiliated companies is $19,349,898. The gross unrealized appreciation based on the tax cost for these securities is $0. The gross unrealized depreciation based on the tax cost for these securities is $14,978,239.

(21)
On August 4, 2015, SiOnyx, Inc., reorganized its corporate structure to become a subsidiary of a new company, Black Silicon Holdings, Inc.  Our security holdings of SiOnyx converted into securities of Black Silicon Holdings.  SiOnyx was then acquired by an undisclosed buyer.  Black Silicon Holdings owns a profit interest in the undisclosed buyer.

(22)	In 2017, Interome, Inc., changed its name to HALE.life Corporation.

(23)
The aggregate cost for federal income tax purposes of investments in privately held equity method investments is $158,283. Under the equity method, investments are carried at cost, plus or minus the Company's equity in the increases and decreases in the investee's net assets after the date of acquisition and certain other adjustments. The Company owns approximately 9 percent of Accelerator IV-New York Corporation.

(24)	See "Note 11. Commitments and Contingencies."

The accompanying unaudited notes are an integral part of these consolidated financial statements.

NOTE 1. THE COMPANY

180 Degree Capital Corp. (the "Company," "us," "our" and "we"), is a registered non-diversified closed-end management investment company ("Closed-End Fund" and "CEF") under the Investment Company Act of 1940 (the "1940 Act"). We operate as an internally managed investment company whereby our officers and employees, under the general supervision of our Board of Directors, conduct our operations.

H&H Ventures Management, Inc.SM ("Ventures") is a 100 percent owned subsidiary of the Company. Ventures is taxed under Subchapter C (a "C Corporation") of the Internal Revenue Code of 1986 (the "Code"). Harris Partners I, L.P, is a limited partnership and, from time to time, may be used to hold certain interests in our portfolio companies. The partners of Harris Partners I, L.P., are Ventures (sole general partner) and the Company (sole limited partner). Ventures pays taxes on income generated by its operations as well as on any non-passive investment income generated by Harris Partners I, L.P. For the period ended June 30, 2017, there was no non-passive investment income generated by Harris Partners I, L.P. Ventures, as the sole general partner, consolidates Harris Partners I, L.P. The Company consolidates its wholly owned subsidiary, Ventures, for financial reporting purposes.

The Company is the Managing Member of H&H Co-Investment Partners, LLC, a limited liability company formed to facilitate the opportunity for interested investors to co-invest alongside the Company in its portfolio companies. As of June 30, 2017, H&H Co-Investment Partners did not have any capital under management. The Company expects to receive management fees and/or carried interest in profits generated on invested capital from any capital under management if and when capital is raised. The Company does not expect to consolidate the operations of or any capital managed under H&H Co-Investment Partners if and when it has capital under management.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed in the preparation of the consolidated financial statements:

Principles of Consolidation. The consolidated financial statements have been prepared in accordance with GAAP and include the accounts of the Company and its wholly owned subsidiary. The Company is an investment company following accounting and reporting guidance in Accounting Standards Codification 946. In accordance with GAAP and Regulation S-X, the Company may only consolidate its interests in investment company subsidiaries and controlled operating companies whose business consists of providing services to the Company. Our wholly owned subsidiary, Ventures, is a controlled operating company that provides services to us and is, therefore, consolidated. All significant intercompany accounts and transactions have been eliminated in consolidation.

Use of Estimates. The preparation of the consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and contingent assets and liabilities and the reported amounts of revenues and expenses. Actual results could differ from these estimates, and the differences could be material. The most significant estimates relate to the fair valuations of our investments.

Portfolio Investment Valuations. Investments are stated at "value" as defined in the 1940 Act and in the applicable regulations of the Securities and Exchange Commission ("SEC") and in accordance with GAAP. Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) the fair value as determined in good faith by, or under the direction of, the Board of Directors for all other assets. The Valuation Committee, comprised of all of the independent Board members, is responsible for determining the valuation of the Company’s assets within the guidelines established by the Board of Directors. The Valuation Committee receives information and recommendations from management. An independent valuation firm also reviews select portfolio company valuations. The independent valuation firm does not provide proposed valuations. The fair values assigned to these investments are based on available information and do not necessarily represent amounts that might ultimately be realized when that investment is sold, as such amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated or become readily marketable. The Valuation Committee values the Company's investment assets as of the end of each calendar quarter and as of any other time requested by the Board of Directors.

Accounting Standards Codification Topic 820, "Fair Value Measurements and Disclosures," ("ASC 820") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (exit price). It applies fair value terminology to all valuations whereas the 1940 Act applies market value terminology to readily marketable assets and fair value terminology to other assets.

The main approaches to measuring fair value utilized are the market approach, the income approach and the hybrid approach.

•
Market Approach (M): The market approach may use quantitative inputs such as prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities and the values of market multiples derived from a set of comparable companies. The market approach may also use qualitative inputs such as progress toward milestones, the long-term potential of the business, current and future financing requirements and the rights and preferences of certain securities versus those of other securities. The selection of the relevant inputs used to derive value under the market approach requires judgment considering factors specific to the significance and relevance of each input to deriving value.

•
Income Approach (I): The income approach uses valuation techniques to convert future amounts (for example, revenue, cash flows or earnings) to a single present value amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Those valuation techniques include present value techniques; option-pricing models, such as the Black-Scholes-Merton formula (a closed-form model) and a binomial model (a lattice model), which incorporate present value techniques; and the multi-period excess earnings method, which is used to measure the fair value of certain assets.

•
Hybrid Approach (H): The hybrid approach uses elements of both the market approach and the income approach. The hybrid approach calculates values using the market and income approach, individually. The resulting values are then distributed among the share classes based on probability of exit outcomes.

ASC Topic 820 classifies the inputs used to measure fair value by these approaches into the following hierarchy:

•	Level 1: Unadjusted quoted prices in active markets for identical assets or liabilities;

•
Level 2: Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices in active markets for similar assets or liabilities, or quoted prices for identical or similar assets or liabilities in markets that are not active, or inputs other than quoted prices that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument. Level 2 inputs are in those markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers; and

•
Level 3: Inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs are those inputs that reflect our own assumptions that market participants would use to price the asset or liability based upon the best available information.

Financial assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement and are not necessarily an indication of risks associated with the investment.

As of June 30, 2017, our financial statements include investments fair valued by the Board of Directors at $58,603,796 and one investment valued under the equity method at $158,283. The fair values and equity method value were determined in good faith by, or under the direction of, the Board of Directors. The fair value amount includes the values of our privately held investments as well as the warrants of Champions Oncology, Inc., Enumeral Biomedical Holdings, Inc., and OpGen, Inc., which are publicly traded companies. Our investment in Accelerator IV-New York Corporation is accounted for under the equity method of accounting as it represents non-controlling interest in operating entities that provide investment advisory services to the Company. Under the equity method, investments are carried at cost, plus or minus the Company’s equity in the increases and decreases in the investee’s net assets after the date of acquisition and certain other adjustments. The Company’s share of the net income or loss of the investee is included in "Share of loss on equity method investment" on the Company’s “Consolidated Statements of Operations.” Upon sale of investments, the values that are ultimately realized may be different from the fair value presented in the Company's financial statements. The difference could be material.

Cash. Cash includes demand deposits. Cash is carried at cost, which approximates fair value.

Restricted Funds. At June 30, 2017, we held $46,151 in "Restricted funds", as security deposits for sublease.

Unaffiliated Rights to Milestone Payments. At June 30, 2017, the outstanding potential milestone payments from Amgen, Inc.’s acquisition of BioVex Group, Inc., were valued at $2,239,142. The milestone payments are derivatives and valued using the probability-adjusted, present value of proceeds from future payments that would be due upon successful completion of certain regulatory and sales milestones. On November 17, 2014, the Company received a payment of $2,070,955 owing to the achievement of the first milestone. On November 23, 2015, the Company received a payment of $2,070,955 owing to the achievement of the second milestone.

At June 30, 2017, the outstanding potential milestone payments from Laird Technologies, Inc.’s acquisition of Nextreme Thermal Solutions, Inc., were valued at $0.

Prepaid Expenses. We include prepaid insurance premiums and deferred financing charges in "Prepaid expenses." Prepaid insurance premiums are recognized over the term of the insurance contract and are included in "Insurance expense" in the Consolidated Statements of Operations.

Property and Equipment. Property and equipment are included in "Other assets" and are carried at $196,108 at June 30, 2017, representing cost, less accumulated depreciation of $174,716, respectively. Depreciation is provided using the straight-line method over the estimated useful lives of the property and equipment. We estimate the useful lives to be five to ten years for furniture and fixtures, and three years for computer equipment.

Post-Retirement Plan Liabilities. Until it was terminated on April 27, 2017, the Company provided a Retiree Medical Benefit Plan for employees who met certain eligibility requirements. Until it was terminated on May 5, 2011, the Company also provided an Executive Mandatory Retirement Benefit Plan for certain individuals employed by us in a bona fide executive or high policy-making position. The net periodic post-retirement benefit cost for the year includes service cost for the year and interest on the accumulated post-retirement benefit obligation. Unrecognized actuarial gains and losses are recognized as net periodic benefit cost pursuant to the Company's historical accounting policy. The impact of plan amendments is amortized over the employee's average service period as a reduction of net periodic benefit cost. Unamortized plan amendments are included in "Accumulated other comprehensive income" in the Consolidated Statements of Assets and Liabilities.

Interest Income Recognition. Interest income, including amortization of premium and accretion of discount, is recorded on an accrual basis. When accrued interest is determined not to be recoverable, the Company ceases accruing interest and writes off any previously accrued interest. Securities are deemed to be non-income producing if investments have not paid dividends or interest within the last 12 months. These write-offs are reversed through interest income. During the period ended June 30, 2017, the Company earned $247,725 in interest on senior secured debt, subordinated secured debt, participation agreements, non-convertible promissory notes and interest-bearing accounts. During the period ended June 30, 2017, the Company recorded, on a net basis, $133,677 of bridge note interest.

Yield-Enhancing Fees on Debt Securities. Yield-enhancing fees received in connection with our non-convertible debt investments are deferred. The unearned fee income is accreted into income based on the effective interest method over the life of the investment. During the period ended June 30, 2017, total yield-enhancing fees accreted into investment income was $76,114.

Fees for Providing Managerial Assistance to Portfolio Companies. During the period ended June 30, 2017, the Company earned income of $218,306 owing to certain of its employees providing managerial assistance to certain portfolio companies. Earned income totaling $200,000 during the period was primarily from HALE.life Corporation (f/k/a Interome, Inc.) Fees were also received from certain other portfolio companies during the period, Essential Health Solutions, Inc., Fleet Health Alliance, LLC, and Muses Labs, Inc.

Stock-Based Compensation. Until its termination on March 27, 2017, the Company had a stock-based employee compensation plan. The Company accounts for the Amended and Restated 180 Degree Capital Corp. 2012 Equity Incentive Plan (the "Stock Plan") by determining the fair value of all share-based payments to employees, including the fair value of grants of employee stock options and restricted stock awards, and records these amounts as an expense in the Consolidated Statements of Operations over the vesting period with a corresponding increase (decrease) to our additional paid-in capital. For the period ended June 30, 2017, the decrease to our operating expenses was offset by the decrease to our additional paid-in capital, resulting in no net impact to our net asset value. Additionally, the Company does not record the potential tax benefits associated with the expensing of stock options or restricted stock because the Company currently intends to qualify as a regulated investment company ("RIC") under Subchapter M of the Code, and the deduction attributable to such expensing, therefore, is unlikely to provide any additional tax savings. The amount of non-cash, stock-based compensation expense recognized in the Consolidated Statements of Operations is based on the fair value of the awards the Company expects to vest, recognized over the vesting period on a straight-line basis for each award, and adjusted for actual awards vested and pre-vesting forfeitures. The forfeiture rate is estimated at the time of grant and revised, if necessary, in subsequent periods if the actual forfeiture rate differs from the estimated rate and is accounted for in the current period and prospectively. See "Note 7. Stock-Based Compensation" for further discussion.

Severance expense and other related restructure expense. Following the receipt of authorization from its shareholders, the Company filed the required forms and completed its transition from a business development company to a CEF on March 30, 2017. The Company also completed a reduction in number of employees and moved its offices from New York, New York, to Montclair, New Jersey, as is discussed in more detail below. Certain costs associated with these transitions are accounted for and shown as "Expenses related to restructure" in the accompanying Consolidated Statement of Operations.

Rent expense. Our lease at 1450 Broadway, New York, New York, commenced on January 21, 2010. The lease expires on December 31, 2019. The base rent is $36 per square foot with a 2.5 percent increase per year over the 10 years of the lease, subject to a full abatement of rent for four months and a rent credit for six months throughout the lease term. We apply these rent abatements, credits, escalations and landlord payments on a straight-line basis in the determination of rent expense over the lease term.

On June 9, 2017, we entered into a sublease for our office space in New York that began on June 15, 2017, and extends through the remainder of our lease term, through December 31, 2019. The base rent is $37 per square foot with a 3 percent increase per year, subject to a full abatement of rent for 3.9 months. We apply this rent abatement on a straight-line basis in the determination of rental income over the sublease term. Rental income is recorded in "Other income" in the accompanying Consolidated Statement of Operations. The difference between the total rental income under the sublease and the total rent due to our landlord is a shortfall of $139,778. We realized this loss, in full, during the period and is recorded as "Loss on abandoned lease" under expense related to restructure in the accompanying Consolidated Statement of Operations.

We also lease approximately 1,250 square feet of office space in Montclair, New Jersey, on a month-to-month basis. The base rent is approximately $26 per square foot. Either the Company or the landlord may terminate the lease at any time with two months' written notice to either party.

Realized Gain or Loss and Unrealized Appreciation or Depreciation of Portfolio Investments. Realized gain or loss is recognized when an investment is disposed of and is computed as the difference between the Company's cost basis in the investment at the disposition date and the net proceeds received from such disposition. Realized gains and losses on investment transactions are determined by specific identification. Unrealized appreciation or depreciation is computed as the difference between the fair value of the investment and the cost basis of such investment.

Income Taxes. As we currently intend to qualify as a RIC in future years and distribute any ordinary income, the Company does not accrue for income taxes. The Company has capital loss carryforwards that can be used to offset net realized capital gains. The Company recognizes interest and penalties in income tax expense. We pay federal, state and local income taxes on behalf of our wholly owned subsidiary, Ventures, which is a C corporation. See "Note 10. Income Taxes" for further discussion.

Foreign Currency Translation. The accounting records of the Company are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. The Company does not isolate the portion of the results of operations that arises from changes in foreign currency rates on investments held on its Consolidated Statements of Operations.

Securities Transactions. Securities transactions are accounted for on the date the transaction for the purchase or sale of the securities is entered into by the Company (i.e., trade date). Securities transactions outside conventional channels, such as private transactions, are recorded as of the date the Company obtains the right to demand the securities purchased or to collect the proceeds from a sale and incurs the obligation to pay for the securities purchased or to deliver the securities sold.

Concentration of Credit Risk. The Company places its cash and cash equivalents with financial institutions and, at times, cash held in depository accounts may exceed the Federal Deposit Insurance Corporation's insured limit and is subject to the credit risk of such institutions to the extent it exceeds such limit.

Concentration of Investor Risk. As of June 30, 2017, two investors, Ariel Investments, LLC and Financial & Investment Management Group, Ltd., owned approximately 15.0 percent and 5.2 percent, respectively, of our outstanding shares.

Recent Accounting Pronouncements. On August 26, 2016, the FASB issued ASU 2016-15, "Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments." This ASU is intended to reduce diversity in practice in how certain transactions are classified in the statement of cash flows. The guidance will affect how distributions received from equity method investees will be reported. The guidance will be effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2017, with early adoption permitted. This ASU does not impact the accounting but rather the presentation of distributions in the Consolidated Statement of Cash Flows. The impact of this ASU on the Company's Consolidated Financial Statements is currently being evaluated.

On June 16, 2016, the FASB issued ASU 2016-13, "Financial Instruments - Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments." This ASU is intended to introduce new guidance for the accounting for credit losses on instruments within scope based on an estimate of current expected credit losses. The guidance will be effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019, with early adoption permitted. The impact of this ASU on the Company's Consolidated Financial Statements is currently being evaluated.

On February 25, 2016, the FASB issued ASU 2016-02, "Leases" (Topic 842). This ASU revises the accounting for leases. Under the new guidance, lessees are required to recognize a right-of-use asset and a lease liability for all leases. The new guidance will continue to classify leases as either financing or operating, with classification affecting the pattern of expense recognition. The accounting applied by a lessor under the new guidance will be substantially equivalent to current lease accounting guidance. This ASU is required to be applied with a modified retrospective approach to each prior reporting period presented and provides for certain practical expedients. The guidance will be effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018, with early adoption permitted. The impact of this ASU on the Company's Consolidated Financial Statements is currently being evaluated.

In October 2016, the SEC adopted amendments to Regulation S-X that, along with other regulatory changes, are intended to modernize the reporting and disclosure of information by registered investment companies. In part, the amendments require standardized, enhanced disclosure about derivatives in investment company financial statements. The compliance date for the amendments is August 1, 2017. Although management continues to evaluate the potential impact of the amendments, it expects such impact will be limited to additional financial statement disclosures, with no effect on the Company's net assets or results of operations.

NOTE 3. BUSINESS RISKS AND UNCERTAINTIES

Our business activities contain elements of risk. We consider the principal types of market risk to be valuation risk, diversification risk, interest rate risk and foreign currency risk. Although we are risk-seeking rather than risk-averse in our investments, we consider the management of risk to be essential to our business.

Valuation Risk

Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which market quotations are readily available and (ii) fair value as determined in good faith by, or under the direction of, the Board of Directors for all other assets. (See Note 2 contained in "Item 1. Report to Shareholders.")

We have historically invested primarily in privately held companies, the securities of which are inherently illiquid. We are currently focused on investing in what we believe are deeply undervalued microcapitalization publicly traded companies. Our publicly traded investments account for 24 percent of the value of our portfolio of investments. Although these companies are publicly traded, their stock may not trade at high volumes, which may restrict our ability to sell our positions and prices can be volatile. We may also be subject to restrictions on transfer and/or other lock-up provisions after these companies initially go public. Many of our privately held and publicly traded businesses tend to not have attained profitability, and many of these businesses also lack management depth and have limited or no history of operations. Because of the speculative nature of our investments and the lack of a liquid market for and restrictions on transfers of privately held investments, there is greater risk of loss relative to traditional marketable investment securities.

Approximately 80 percent of the portion of our equity-focused portfolio that was fair valued was comprised of securities of 26 privately held companies, as well as the warrants of publicly traded Champions Oncology, Inc., OpGen, Inc., and Enumeral Biomedical Holdings, Inc. Approximately 0.2 percent of the portion of our equity-focused portfolio that was valued according to the equity method was comprised of one privately held company. Because there is typically no public or readily ascertainable market for our interests in the small privately held companies in which we invest, the valuation of the securities in that portion of our portfolio is determined in good faith by our Valuation Committee, which is comprised of all of the independent members of our Board of Directors. The values are determined in accordance with our Valuation Procedures and are subject to significant estimates and judgments. The fair value of the securities in our portfolio may differ significantly from the values that would be placed on these securities if a ready market for the securities existed. Any changes in valuation are recorded in our Consolidated Statements of Operations as "Net decrease in unrealized depreciation on investments." Changes in valuation of any of our investments in privately held companies from one period to another may be significant.

Diversification Risk

While we are subject to certain diversification requirements regarding the concentration of investments in any one industry or group of industries, we do not choose investments based on a strategy of diversification. We also do not rebalance the portfolio should one of our portfolio companies increase in value substantially relative to the rest of the portfolio.  Therefore, the value of our portfolio may be more vulnerable to microeconomic events affecting a single sector, industry or portfolio company and to general macroeconomic events that may be unrelated to our portfolio companies. These factors may subject the value of our portfolio to greater volatility than a company that follows a diversification strategy. As of June 30, 2017 our largest 10 investments by value accounted for approximately 76 percent of the value of our investment portfolio. Our largest three investments, by value, D-Wave Systems, Inc., AgBiome, LLC, and Adesto Technologies Corporation, accounted for approximately 14 percent, 13 percent and 11 percent, respectively, of our equity-focused portfolio at June 30, 2017. D-Wave Systems, Inc., AgBiome, LLC, are privately held portfolio companies, and Adesto Technologies Corporation is a publicly traded company.

Interest Rate Risk

Interest rate sensitivity refers to the change in earnings that may result from changes in the level of interest rates. We may invest in both short- and long-term U.S. government and agency securities. To the extent that we invest in short- and long-term U.S. government and agency securities, changes in interest rates result in changes in the value of these obligations that result in an increase or decrease of our net asset value. The level of interest rate risk exposure at any given point in time depends on the market environment, the expectations of future price and market movements, and the quantity and duration of long-term U.S. government and agency securities held by the Company, and it will vary from period to period.

In addition, market interest rates for high-yield corporate debt are an input in determining value of our investments in debt securities of privately held and publicly traded companies. Significant changes in these market rates could affect the value of our debt securities as of the date of measurement of value. Our investment income could be adversely affected should such debt securities include floating interest rates. We do not currently have any investments in debt securities with floating interest rates.

Foreign Currency Risk

Most of our investments are denominated in U.S. dollars. We currently have one investment denominated in Canadian dollars. We are exposed to foreign currency risk related to potential changes in foreign currency exchange rates. The potential loss in fair value on this investment resulting from a 10 percent adverse change in quoted foreign currency exchange rates is $474,143 at June 30, 2017. We do not currently hedge our exposure to fluctuations in currencies.

NOTE 4. FAIR VALUE OF INVESTMENTS

At June 30, 2017, our financial assets valued at fair value were categorized as follows in the fair value hierarchy:

	Fair Value Measurement at Reporting Date Using:
Description	June 30, 2017	Unadjusted Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)

Privately Held Portfolio Companies:

Preferred Stock	$46,221,122	$0	$0	$46,221,122
Bridge Notes	3,619,338	0	0	3,619,338
Warrants	162,507	0	0	162,507
Rights to Milestone Payments	2,239,142	0	0	2,239,142
Common Stock	1,242,109	0	0	1,242,109
Senior Secured Debt	1,248,600	0	0	1,248,600

Publicly Traded Portfolio Companies:

Common Stock	$17,642,924	$13,793,762	$0	$3,849,162
Warrants	57,735	35,919	0	21,816

Total Investments:	$72,433,477	$13,829,681	$0	$58,603,796

Total Financial Assets:	$72,433,477	$13,829,681	$0	$58,603,796

Significant Unobservable Inputs

The table below presents the valuation technique and quantitative information about the significant unobservable inputs utilized by the Company in the fair value measurements of Level 3 assets. Unobservable inputs are those inputs for which little or no market data exists and, therefore, require an entity to develop its own assumptions.

	Fair Value at June 30, 2017	Valuation Approach(es)	Unobservable Input(s)	Range(s) (Weighted Average(a))

			Price Per Share	$2.37 ($2.37)
			Public Comparable Adjustment (Including Non-Performance Risk)	0.0% (0.0%)
			Volatility	44.7% (44.7%)
Preferred Stock	$9,902,112	Hybrid Approach	Time to Exit / Cash Flows (Years)	5.0 (5.00)
			Probability of Achieving Independent Milestones	0.0% - 50.0% (47.4%)
			Probability of Achieving Dependent Milestones	30.7% - 85.3% (0.0%)
			Price Per Share	$0.00 - $3.71 ($2.08)
			Public Comparable Adjustment (Including Non-Performance Risk)	-15.8% - 43.1% (35.6%)
			Volatility	45.7% - 117.0% (63.0%)
Preferred Stock	34,422,090	Income Approach	Time to Exit / Cash Flows (Years)	0.0 - 10.3 (5.30)
Preferred Stock	1,896,920	Market Approach	Price Per Share	$0.000 - $0.172 ($0.172)
Bridge Notes	698,154	Income Approach	Estimated Value to Cost Ratio at Payout	0.33 - 1.00 (0.54)
			Estimated Value to Cost Ratio at Payout	0.00 (0.00)
Bridge Notes	2,921,184	Market Approach	Estimated Value to Cost Ratio at Conversion	1.00 - 1.58 (1.05)
			Discount for Lack of Marketability	20.4% (20.4%)
			Public Comparable Adjustment (Including Non-Performance Risk)	0.0% (0.0%)
			Volatility	45.7% - 85.4% (71.1%)
			Time to Exit (Years)	5.0 - 7.5 (5.37)
Common Stock	1,218,358	Income Approach	Price Per Share	$0.00 - $3.71 ($1.67)
			Volatility	41.4% - 53.5% (53.5%)
			Revenue Multiples	1.8 (1.8)
			Time to Exit (Years)	0.2 - 1.5 (0.24)
			Discount for Lack of Marketability	6.5% - 15.4% (6.5%)
Common Stock	3,872,913	Market Approach	Price Per Share	$0.00100 - $0.21000 ($0.20613)
			Stock Price	$0.00 - $4.02 ($3.44)
			Volatility	41.4% - 115.0% (60.5%)
Warrants	184,323	Income Approach	Time to Exit (Years)	1.5 - 7.6 (5.19)
			Probability of Achieving Independent Milestones	0% - 75% (74%)
			Probability of Achieving Dependent Milestones	3% - 75% (50%)
Rights to Milestone Payments	2,239,142	Income Approach	Time to Cash Flows (Years)	0.5 - 7.5 (4.43)
Senior Secured Debt	1,248,600	Income Approach	Discount Rate	76% (76%)
Total	$58,603,796

(a) Weighted average based on fair value at June 30, 2017.

Valuation Methodologies and Inputs for Level 3 Assets

The following sections describe the valuation techniques and significant unobservable inputs used to measure Level 3 assets.

Preferred Stock, Bridge Notes and Common Stock

Preferred stock, bridge notes and common stock are valued by either a market, income or hybrid approach using internal models with inputs, most of which are not market observable. Common inputs for valuing Level 3 preferred stock, bridge note and private common stock investments include prices from recently executed private transactions in a company’s securities or unconditional firm offers, revenue multiples of comparable publicly traded companies, merger and acquisition ("M&A") transactions consummated by comparable companies, discounts for lack of marketability, rights and preferences of the class of securities we own as compared with other classes of securities the portfolio company has issued, particularly related to potential liquidity scenarios of an initial public offering ("IPO") or an acquisition transaction, estimated time to exit, volatilities of comparable publicly traded companies and management’s best estimate of risk attributable to non-performance risk. Certain securities are valued using the present value of future cash flows.

We may also consider changes in market values for sets of comparable companies when recent private transaction information is not available and/or in consideration of non-performance risk. We define non-performance risk as the risk that the price per share (or implied valuation of a portfolio company) or the effective yield of a debt security of a portfolio company, as applicable, does not appropriately represent the risk that a portfolio company with negative cash flow will be: (a) unable to raise capital, will need to be shut down and will not return our invested capital; or (b) able to raise capital, but at a valuation significantly lower than the implied post-money valuation of the last round of financing.  We assess non-performance risk for each private portfolio company quarterly. Our assessment of non-performance risk typically includes an evaluation of the financial condition and operating results of the company, the company's progress towards milestones, and the long-term potential of the business and technology of the company and how this potential may or may not affect the value of the shares owned by us. An increase to the non-performance risk or a decrease in the private offering price of a future round of financing from that of the most recent round would result in a lower fair value measurement and/or a change in the distribution of value among the classes of securities we own.

Option pricing models place a high weighting on liquidation preferences, which means that small differences in how the preferences are structured can have a material effect on the fair value of our securities at the time of valuation and also on future valuations should additional rounds of financing occur with senior preferences. As such, valuations calculated by option pricing models may not increase if 1) rounds of financing occur at higher prices per share, 2) liquidation preferences include multiples on investment, 3) the amount of invested capital is small and/or 4) liquidation preferences are senior to prior rounds of financing. Additionally, an increase in the volatility assumption generally increases the enterprise value calculated in an option pricing model. An increase in the time to exit assumption also generally increases the enterprise value calculated in an option pricing model. Variations in the expected time to exit or expected volatility assumptions have a significant impact on fair value.

Bridge notes commonly contain terms that provide for the conversion of the full amount of principal, and sometimes interest, into shares of preferred stock at a defined price per share and/or the price per share of the next round of financing. The use of a discount for non-performance risk in the valuation of bridge notes would indicate the potential for conversion of only a portion of the principal, plus interest when applicable, into shares of preferred stock or the potential that a conversion event will not occur and that the likely outcome of a liquidation of assets would result in payment of less than the remaining principal outstanding of the note. An increase in non-performance risk would result in a lower fair value measurement.

Warrants and Options

We use the Black-Scholes-Merton option-pricing model to determine the fair value of warrants and options held in our portfolio unless there is a publicly traded active market for such warrants and options or another indication of value such as a sale of the portfolio company. Option pricing models, including the Black-Scholes-Merton model, require the use of subjective input assumptions, including expected volatility, expected life, expected dividend rate, and expected risk-free rate of return. In the Black-Scholes-Merton model, variations in the expected volatility or expected term assumptions have a significant impact on fair value. Because certain securities underlying the warrants in our portfolio are not publicly traded, many of the required input assumptions are more difficult to estimate than they would be if a public market for the underlying securities existed.

An input to the Black-Scholes-Merton option-pricing model is the value per share of the type of stock for which the warrant is exercisable as of the date of valuation. This input is derived according to the methodologies discussed in "Preferred Stock, Bridge Notes and Common Stock."

Rights to Milestone Payments

Rights to milestone payments are valued using a probability-weighted discounted cash flow model. As part of Amgen Inc.’s acquisition of our former portfolio company, BioVex Group, Inc., we are entitled to potential future milestone payments based upon the achievement of certain regulatory and sales milestones. We are also entitled to future milestone payments from Laird Technologies Inc.'s acquisition of our former portfolio company, Nextreme Thermal Solutions, Inc. We assign probabilities to the achievements of the various milestones. Milestones identified as independent milestones can be achieved irrespective of the achievement of other contractual milestones. Dependent milestones are those that can only be achieved after another, or series of other, milestones are achieved. The interest rates used in these models are observable inputs from sources such as the published interest rates for corporate bonds of the acquiring or comparable companies.

Senior Secured Debt

We currently hold investments in senior secured debt securities. We value these securities using an income approach. The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present value amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Common inputs for valuing Level 3 debt investments include: the effective yield of the debt investment or, in the case where we have received warrant coverage, the warrant-adjusted effective yield of the security, adjustments for changes in the yields of comparable publicly traded high-yield debt funds and risk-free interest rates and an assessment of non-performance risk. For debt investments, an increase in yields would result in a lower fair value measurement. Furthermore, yields would decrease, and value would increase, if the company is exceeding targets and risk has been substantially reduced from the level of risk that existed at the time of investment. Yields would increase, and values would decrease, if the company is failing to meet its targets and risk has been increased from the level of risk that existed at the time of investment.

Changes in Valuation Approaches

During the period ending June 30, 2017, the following changes in valuation methodology occurred since the filing of our annual financial statements on Form 10-K as of December 31, 2016:

•
We changed the valuation methodology of our debt security of Muses Labs, Inc., from the market approach to the income approach owing to the decision to seek repayment of the debt rather than having it convert into equity securities of the company.

•
We changed the valuation methodology of our securities of Mersana Therapeutics, Inc., from the hybrid approach to the market approach owing to the company completing an initial public offering in June 2017.

•
We changed the valuation methodology of our securities of Nanosys, Inc., from the market approach to the income approach owing to a round of financing that became the primary input to determining value.

The following chart shows the components of change in the financial assets categorized as Level 3 for the period ended June 30, 2017.

	Beginning Balance 1/1/2017	Total Realized (Losses) Gains Included in Changes in Net Assets		Transfers		Total Unrealized Appreciation (Depreciation) Included in Changes in Net Assets	Investments in Portfolio Companies, Interest on Bridge Notes, and Amortization of Loan Fees, Net	Disposals and Settlements	Ending Balance 6/30/2017	Amount of Total Appreciation (Depreciation) for the Period Included in Changes in Net Assets Attributable to the Change in Unrealized Gains or Losses Relating to Assets Still Held at the Reporting Date

Preferred Stock	$41,527,287	$(1,218,462)	[1]	$2,995,144	[3]	$2,142,152	$775,001	$0	$46,221,122	$2,142,152

Bridge Notes	5,951,657	(570,000)	[1]	(5,067,479)	[3]	645,907	2,669,253	(10,000)	3,619,338	127,477

Common Stock	2,188,455	(1)	[1]	2,072,335	[3]	830,482	0	0	5,091,271	830,481

Warrants	197,128	0		0		(12,805)	0	0	184,323	(12,805)

Rights to Milestone Payments	2,539,353	(232,865)	[1]	0		(67,346)	0	0	2,239,142	(66,097)

Senior Secured Debt	1,242,700	0		0		(70,214)	76,114	0	1,248,600	(70,214)

Funds Held in Escrow From Sales of Investments	116,978	130,522	[2]	0		(14,635)	0	(232,865)	0	0

Total	$53,763,558	$(1,890,806)		$0		$3,453,541	$3,520,368	$(242,865)	$58,603,796	$2,950,994

1 Represents a gross realized loss.
2 Represents a gross realized gain.
3 Transfers among asset classes are owing to conversions or exercises at financing events. These do no represent transfers in or out of Level 3.

We elected to use the beginning of period values to recognize transfers in and out of Level 3 investments.

NOTE 5. INDUSTRY DIVERSIFICATION

The following table shows the percentage of our net assets invested by industry as of June 30, 2017.

Industry	Value as of June 30, 2017	% of Net Assets	Value as of June 30, 2017	% of Net Assets
Biotechnology			$6,396,554	8.4%
Unaffiliated Portfolio Companies	$6,137,929	8.1%
Non-Controlled Affiliated Portfolio Companies	258,625	0.3%
Controlled Affiliated Portfolio Companies	0	0.0%
Fertilizers & Agricultural Chemicals			9,068,449	11.9%
Unaffiliated Portfolio Companies	0	0.0%
Non-Controlled Affiliated Portfolio Companies	9,068,449	11.9%
Controlled Affiliated Portfolio Companies	0	0.0%
Health Care Equipment			1,681,473	2.2%
Unaffiliated Portfolio Companies	0	0.0%
Non-Controlled Affiliated Portfolio Companies	1,681,473	2.2%
Controlled Affiliated Portfolio Companies	0	0.0%
Health Care Technology			9,377,911	12.3%
Unaffiliated Portfolio Companies	225,000	0.3%
Non-Controlled Affiliated Portfolio Companies	5,255,981	6.9%
Controlled Affiliated Portfolio Companies	3,896,930	5.1%
Life Sciences Tools & Services			3,958,761	5.2%
Unaffiliated Portfolio Companies	455,274	0.6%
Non-Controlled Affiliated Portfolio Companies	3,503,487	4.6%
Controlled Affiliated Portfolio Companies	0	0.0%
Oil & Gas Equipment & Services			1,248,600	1.6%
Unaffiliated Portfolio Companies	0	0.0%
Non-Controlled Affiliated Portfolio Companies	1,248,600	1.6%
Controlled Affiliated Portfolio Companies	0	0.0%
Pharmaceuticals			2,983,684	3.9%
Unaffiliated Portfolio Companies	1,540,426	2.0%
Non-Controlled Affiliated Portfolio Companies	1,443,258	1.9%
Controlled Affiliated Portfolio Companies	0	0.0%
Research & Consulting Services			2,524,719	3.3%
Unaffiliated Portfolio Companies	456,038	0.6%
Non-Controlled Affiliated Portfolio Companies	2,068,681	2.7%
Controlled Affiliated Portfolio Companies	0	0.0%
Semiconductor Equipment			6,491,368	8.5%
Unaffiliated Portfolio Companies	0	0.0%
Non-Controlled Affiliated Portfolio Companies	6,491,368	8.5%
Controlled Affiliated Portfolio Companies	0	0.0%
Semiconductors			8,497,628	11.2%
Unaffiliated Portfolio Companies	0	0.0%
Non-Controlled Affiliated Portfolio Companies	8,052,899	10.6%
Controlled Affiliated Portfolio Companies	444,729	0.6%

Industry	Value as of June 30, 2017	% of Net Assets	Value as of June 30, 2017	% of Net Assets
Specialty Chemicals			$4,937,437	6.5%
Unaffiliated Portfolio Companies	$3,449,471	4.5%
Non-Controlled Affiliated Portfolio Companies	1,457,966	1.9%
Controlled Affiliated Portfolio Companies	30,000	0.0%
Financial Exchanges & Data			768,499	1.0%
Unaffiliated Portfolio Companies	768,499	1.0%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Internet Software & Services			2,555,000	3.4%
Unaffiliated Portfolio Companies	2,555,000	3.4%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Trucking			$2,165,000	2.8%
Unaffiliated Portfolio Companies	2,165,000	2.8%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Technology Hardware, Storage & Peripherals			$9,936,677	13.1%
Unaffiliated Portfolio Companies	9,936,677	13.1%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%

NOTE 6. DERIVATIVES

At June 30, 2017, we had rights to milestone payments from Amgen, Inc.’s acquisition of our former portfolio company, BioVex Group, Inc. These milestone payments were fair valued at $2,239,142 as of June 30, 2017. At June 30, 2017, we had rights to milestone payments from Laird Technologies, Inc.'s acquisition of our former portfolio company, Nextreme Thermal Solutions, Inc. These milestone payments were fair valued at $0 as of June 30, 2017.

The following tables present the value of derivatives held at June 30, 2017, and the effect of derivatives held during the period ended June 30, 2017, along with the respective location in the financial statements.

Statements of Assets and Liabilities:

	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value

Amgen, Inc. Rights to Milestone Payments from Acquisition of BioVex Group, Inc.	Investments	$2,239,142	—	—

Laird Technologies, Inc. Rights to Milestone Payments from Acquisition of Nextreme Thermal Solutions, Inc.	Investments	$0	—	—

Statements of Operations:

Derivatives	Location	Realized Gain/(Loss)	Change in Unrealized Depreciation

Amgen, Inc. Rights to Milestone Payments from Acquisition of BioVex Group, Inc.	Net Realized and Unrealized (Loss) Gain	$0	$(66,097)

Laird Technologies, Inc. Rights to Milestone Payments from Acquisition of Nextreme Thermal Solutions, Inc.	Net Realized and Unrealized (Loss) Gain	$0	$0

Canon, Inc. Rights to Milestone Payments from Acquisition of Molecular Imprints, Inc.	Net Realized and Unrealized (Loss) Gain	$(232,865)	$(1,249)

NOTE 7. STOCK-BASED COMPENSATION

Until March 27, 2017, the Company maintained the Stock Plan, which provided for the grant of equity-based awards of stock options to our officers and employees and restricted stock to our officers, employees and non-employee directors subject to compliance with the 1940 Act and an exemptive order granted on April 3, 2012, by the SEC permitting us to award shares of restricted stock (the "Exemptive Order").

Stock Option Awards

On March 27, 2017, the Company's Board of Directors voted to terminate the Stock Plan. As part of the decision, holders of the options were given the opportunity to exercise their options prior to March 27, 2017. On March 27, 2017, all outstanding and unexercised options were canceled and holders of unexercised stock options were paid $0.01 per share, or approximately $2,000.

A summary of the changes in outstanding stock options for the period ended June 30, 2017, is as follows:

	Shares	Weighted Average Exercise Price	Weighted Average Grant Date Fair Value	Weighted Average Remaining Contractual Term (Years)	Aggregate Intrinsic Value
Options Outstanding at January 1, 2017	197,852	$6.86	$3.25	1.01	$0
Granted	0	0	0	0
Exercised	0	0	0	0
Canceled	(197,852)	6.86	3.25	0
Options Outstanding and Exercisable at June 30, 2017	0

Restricted Stock

On June 11, 2012, the Compensation Committee granted the employees a total of 1,780,000 shares of restricted stock. A total of 1,068,000 awards (60 percent) vest when the volume-weighted stock price is at or above pre-determined stock price targets over a 30-day period. These pre-determined stock price targets range from $5.00 per share to $9.00 per share. The remaining 712,000 of these shares (40 percent) have vesting dates ranging from December 31, 2012, through June 30, 2017, based on the employee's continued service to the Company. Pursuant to the Exemptive Order, non-employee directors receive up to 2,000 shares of restricted stock annually, which vest pro rata over a three-year period from the date of the grant. The compensation expense for the service-based award is determined by the market price of our stock at the date of grant applied to the total number of shares we anticipate to fully vest.

On March 27, 2017, the Company's Board of Directors voted accelerate the vesting date on the remaining service-based awards and on the $5.00 per share and $6.00 per share performance-based awards. All remaining $7.00 per share, $8.00 per share and $9.00 per share performance-based awards were canceled.

During 2017, a total of 388,200 shares of restricted stock were canceled in connection with the restructure of the Company. As a result, compensation cost of $207,901 related to these awards was reversed, which reduced stock-based compensation cost for the period. For the period ended June 30, 2017, we recognized $580,435 of net compensation benefit related to restricted stock awards.

Non-vested restricted stock awards as of June 30, 2017, and changes during the period ended June 30, 2017, were as follows:

	Shares	Weighted-Average Grant Date Fair Value Per Share

Outstanding at January 1, 2017	710,745	$2.56
Granted	0	0.00
Vested based on service	(217,353)	3.34
Shares withheld related to net share settlement of restricted stock	(105,192)	3.34
Canceled	(388,200)	2.36
Outstanding at June 30, 2017	0	$0.00

Under net settlement procedures currently applicable to our outstanding restricted stock awards for current employees, upon each settlement date, restricted stock awards are withheld to cover the required withholding tax, which is based on the value of the restricted stock award on the settlement date as determined by the closing price of our common stock on the vesting date. The remaining amounts are delivered to the recipient as shares of our common stock. During 2017, 322,545 restricted stock awards vested, of which 300,550 restricted stock awards were net settled by withholding 105,192 shares, which represented the employees' minimum statutory obligation for each employee's applicable income and other employment taxes and remitted cash totaling $139,780 to the appropriate tax authorities. The amount remitted to the tax authorities for the employees' tax obligation was reflected as a financing activity within our Consolidated Statements of Cash Flows. The shares withheld by us as a result of the net settlement of restricted stock awards are not considered issued and outstanding, thereby reducing our shares outstanding used to calculate net asset value per share.

NOTE 8. OFFICERS' AND BOARD OF DIRECTORS' COMPENSATION

The aggregate compensation (salaries, restricted stock vested, medical and dental benefits) paid by the Company during the six months ended June 30, 2017, to its officers (identified on the back cover) amounted to $555,749. An additional $220,083 of aggregate compensation was paid by the Company during the six months ended June 30, 2017, to certain prior officers of the Company.

The aggregate compensation related to vested restricted stock paid by the Company to its Board of Directors during the six months ended June 30, 2017, amounted to $33,806. This compensation was in addition to the "Directors' fees and expenses" included in the accompanying Consolidated Statement of Operations.

NOTE 9. EMPLOYEE BENEFITS

We administer a plan to provide medical and dental insurance for retirees and their spouses who, at the time of their retirement, attained certain years of service with us and a certain age (the "Medical Benefit Retirement Plan"). On March 7, 2013, the Board of Directors amended the Medical Benefit Retirement Plan. The amendment limits the medical benefit to $10,000 per year for a period of ten years. On April 27, 2017, the Board of Directors terminated the plan. The amendment does not affect benefits accrued by former employees who are grandfathered under the former terms of the plan, and the termination of the plan does not affect benefits accrued by former employees who were grandfathered under the amended terms of the plan.

Our accumulated postretirement benefit obligation was re-measured as of the plan amendment date, which resulted in a $1,101,338 decrease in our liability. A deferred gain of $1,101,338 owing to this amendment was included in "Accumulated other comprehensive income" as of March 31, 2013. This amount is being amortized over a service period of 5.27 years. During the period ended June 30, 2017, a total of $104,492 was amortized and included as a reduction of "Salaries, benefits and stock-based compensation" on our Consolidated Statements of Operations. All of the amounts reported in the Consolidated Statements of Comprehensive Income (Loss) relate to the plan amendment.

NOTE 10. INCOME TAXES

We filed for the 1999 tax year to elect treatment as a RIC under Subchapter M of the Code and qualified for the same treatment for the years 2000 through 2015. We did not qualify as a RIC under Subchapter M of the Code in 2016. We did not have net taxable income in 2016, our failure to qualify as a RIC did not result in a tax liability for the Company.
In the case of a RIC that furnishes capital to development corporations, there is an exception to the rule relating to the diversification of investments required to qualify for RIC treatment. Historically, because of the specialized nature of our investment portfolio, we generally could satisfy the diversification requirements under the Code if we receive a certification from the SEC pursuant to Section 851(e) of the Code. This exception is available only to RICs that the SEC determines to be principally engaged in the furnishing of capital to other corporations that are principally engaged in the development or exploitation of inventions, technological improvements, new processes, or products not previously generally available ("SEC Certification"). If we require, but fail to obtain, the SEC Certification for a taxable year, we may fail to qualify as a RIC for such year. We have received SEC Certification since 1999, including for 2015. Because we failed to qualify as a RIC in 2016, we do not intend to apply for certification for 2016. Additionally, because of our new focus investing in microcapitalization publicly traded companies, that we believe are deeply undervalued, we do not intend to file for such certification in 2017.
In addition, under certain circumstances, even if we qualified for Subchapter M treatment for a given year, we might take action in a subsequent year to ensure that we would be taxed in that subsequent year as a C Corporation, rather than as a RIC.
As a RIC, we also will fail to qualify for favorable RIC tax treatment for a taxable year if we do not satisfy the 90 percent Income Test or Annual Distribution Requirement for such year. In the event we do not satisfy the 90 percent Income Test, the Diversification Tests or the Annual Distribution Requirement for any taxable year, we will be subject to federal tax with respect to all of our taxable income, whether or not distributed. In addition, all our distributions to shareholders in that situation generally will be taxable as ordinary dividends.
Income from fees, consulting payments and sublease income generally does not qualify as good RIC income under the 90 percent Income Test. We generated income from such payments for the period ended June 30, 2017.
Furthermore, our ownership percentages in our portfolio have grown over the last several years, which makes it more difficult to pass certain RIC diversification tests when companies in our portfolio are successful and we wish to invest more capital in those companies to increase our investment returns. As long as the aggregate values of our non-qualifying assets remain below 50 percent of total assets, we will continue to qualify as a RIC. Rather than selling portfolio companies that are performing well in order to pass our RIC diversification tests, we may opt instead not to qualify as a RIC. We will choose to take such action only if we believe that the result of the action will benefit us and our shareholders.
For federal tax purposes, the Company’s 2013 through 2016 tax years remain open for examination by the tax authorities under the normal three-year statute of limitations. Generally, for state tax purposes, the Company’s 2012 through 2016 tax years remain open for examination by the tax authorities under a four-year statute of limitations.
For the period ended June 30, 2017, the Company recorded a consolidated expense of $5,273 in federal, state and local income taxes.
We pay federal, state and local taxes on behalf of Ventures, which is taxed as a C Corporation. For the period ended June 30, 2017, our income tax benefit for Ventures was $822.
The Company realized short- and long-term losses of $1,936,295 in 2016. The Company realized short- and long-term gains of $4,533,848 in 2015 and short- and long-term capital losses of $5,899,525 in 2014. The Company offsets any gains with capital loss carryforwards and neither owes federal income taxes on the gains or is required to distribute a portion of the gains to shareholders.
On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted, which changed various technical rules governing the tax treatment of RICs. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, the Company will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short term as permitted under previous regulation.

As of December 31, 2016, we had post-enactment loss carryforwards under the provisions of the Act of $612,621 short term and $8,837,366 long term. Post-enactment losses have no expiration date. As of December 31, 2016, we had pre-enactment loss carryforwards totaling $3,875,967, expiring in 2018. We had no post-October losses.

NOTE 11. COMMITMENTS AND CONTINGENCIES

On May 4, 2016, the Company made its first investment of $150,000 in AgTech Accelerator Corporation ("AgTech"). On November 17, 2016, the Company made a second investment of $150,000, representing its total operating commitment of $300,000 to AgTech. On February 3, 2017, the Company withdrew from participation in AgTech prior to any of the investment commitment being called. The Company no longer has any unfunded commitments to AgTech following the date of the withdrawal. The Company's decision to withdraw from AgTech allows the other investors the option to purchase the Company's shares of AgTech for $0.001 per share within 90 days from our notice of withdrawal.  The Company received notice in June 2017 that the option will be exercised and is expected to close in the third quarter of 2017.

On July 21, 2014, the Company made a $216,012 investment in Accelerator IV-New York Corporation ("Accelerator"). This initial investment was part of an overall initial $666,667 operating commitment to Accelerator. Accelerator will be identifying emerging biotechnology companies for the Company to invest in directly. In addition to this operating commitment, the Company had an initial $3,333,333 investment commitment to be invested in the identified portfolio companies over a five-year period. If the Company defaults on these commitments, the other investors may purchase the Company's shares of Accelerator for $0.001 per share. In the event of default, the Company would still be required to contribute the remaining operating commitment. During the third quarter of 2016, the board of directors of Accelerator voted to modify the operating commitment and investment commitment distributions, which resulted in the Company's operating commitment to be set at $833,333 and investment commitment to be set at $3,166,667. No capital was called during the period ending June 30, 2017. As of June 30, 2017, the Company had remaining unfunded commitments of $251,426 and $983,427, or approximately 30.2 percent and 31.1 percent, of the total operating and investment commitments, respectively. The withdrawal of contributed capital is not permitted. The transfer or assignment of capital is subject to approval by Accelerator.

On September 24, 2009, we signed a ten-year lease for approximately 6,900 square feet of office space located at 1450 Broadway, New York, New York. On March 23, 2017, we signed a month-to-month lease for approximately 1,250 square feet of office space located at 7 N. Willow Street, Suite 4B, Montclair, New Jersey. See Note 2. Summary of Significant Accounting Policies for details of these leases. Upon an event of default, the leases each provide that the landlord may terminate the lease and require us to pay all rent that would have been payable during the remainder of the lease or until the date the landlord re-enters the premises.

NOTE 12. SHARE REPURCHASE PROGRAM

On November 3, 2016, our Board of Directors reauthorized the repurchase of up to $2.5 million of the Company's common stock within a six-month period from the date of notice to investors, which notice was mailed on April 28, 2017. As of June 30, 2017, no repurchases had occurred, leaving a maximum of $2.5 million available for future repurchases.

NOTE 13. RELATED PARTY TRANSACTIONS

We have historically provided managerial assistance to some of our portfolio companies. In certain cases, we receive fees for providing such assistance. During the period ended June 30, 2017, we received fees totaling $218,306.

NOTE 14. SUBSEQUENT EVENTS

On July 17, 2017, the Company purchased 74,098 shares of TheStreet, Inc., a publicly traded portfolio company, in an open market transaction, at an average purchase price per share of $0.863, net of commissions.

From July 3, 2017 through July 25, 2017, the Company sold 852,500 shares of Enumeral Biomedical Holdings, Inc., a publicly traded portfolio company, in open market transactions, at an average sales price per share of $0.024, net of commissions.

180 DEGREE CAPITAL CORP. FINANCIAL HIGHLIGHTS

	Six Months Ended June 30, 2017		Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015	Year Ended Dec. 31, 2014	Year Ended Dec. 31, 2013	Year Ended Dec. 31, 2012
Per Share Operating Performance	UNAUDITED
Net asset value per share, beginning of period/year	$2.34		$2.88	$3.51	$3.93	$4.13	$4.70
Net operating loss*	(0.05)		(0.15)	(0.23)	(0.25)	(0.26)	(0.28)
Net realized (loss) gain on investments*	(0.06)		(0.26)	0.15	(0.16)	0.59	0.08
Net decrease (increase) in unrealized depreciation on investments and written call options*[1]	0.26		(0.12)	(0.56)	(0.02)	(0.58)	(0.44)
Share of loss on equity method investment*[2]	0.00		0.00	(0.01)	0.00	0.00	0.00
Total from investment operations*	0.15		(0.53)	(0.65)	(0.43)	(0.25)	(0.64)
Net (decrease) increase as a result of stock-based compensation expense*[2]	(0.02)		0.01	0.03	0.03	0.04	0.09
Net increase as a result of purchase of treasury stock	0.00		0.00	0.01	0.00	0.00	0.00
Net decrease as a result of acquisition of vested restricted stock awards related to employee withholding[2]	(0.02)		(0.01)	(0.01)	(0.01)	(0.01)	(0.02)
Total (decrease) increase from capital stock transactions	(0.04)		0.00	0.03	0.02	0.03	0.07
Net (decrease) increase as a result of other comprehensive (loss) income*[2]	(0.01)		(0.01)	(0.01)	(0.01)	0.02	0.00
Net increase (decrease) in net asset value	0.10		(0.54)	(0.63)	(0.42)	(0.20)	(0.57)
Net asset value per share, end of period/year	$2.44		$2.34	$2.88	$3.51	$3.93	$4.13
Stock price per share, end of period/year	$1.62		$1.38	$2.20	$2.95	$2.98	$3.30
Total return based on stock price[3]	17.39%		(37.27)%	(25.42)%	(1.01)%	(9.70)%	(4.62)%
Supplemental Data:
Net assets, end of period/year	$76,011,873		$72,255,610	$88,711,671	$109,654,427	$122,701,575	$128,436,774
Ratio of expenses, excluding taxes, to average net assets[3]	2.94%		7.88%	8.15%	7.14%	6.62%	6.57%
Ratio of expenses, including taxes, to average net assets(3)	2.95%	[4]	7.89%	8.15%	7.15%	6.65%	6.58%
Ratio of net operating loss to average net assets[3]	(2.02)%		(5.64)%	(7.22)%	(6.70)%	(6.26)%	(6.07)%
Average debt outstanding	$0		$4,590,164	$3,780,822	$0	$0	$1,679,781
Average debt per share	$0.00		$0.15	$0.12	$0.00	$0.00	$0.05
Number of shares outstanding, end of period/year	31,121,562		30,904,209	30,845,754	31,280,843	31,197,438	31,116,881
 *Based on average shares outstanding.
1 Net unrealized losses include rounding adjustments to reconcile change in net asset value per share.
2 Amounts listed as zero are amounts calculated as less than $0.005.
3 Not annualized.
4 Ratio of expenses, including taxes and excluding expenses related to restructuring, to average net assets for the period ended June 30, 2017 was 1.65%.

180 DEGREE CAPITAL CORP. INVESTMENTS IN AND ADVANCES TO AFFILIATES
SCHEDULE 12-14 (UNAUDITED)

Name of Issuer	Title of Issue or Nature of Indebtedness (A)	Amount of Dividends or Interest Credited to Income (B)	Value as of 12/31/16	Gross Additions (C)	Gross Reductions (D)	Value as of 6/30/17
MAJORITY OWNED CONTROLLED INVESTMENTS (E):
180 Degree Capital Corp.	Common Stock	$0	$150,000	$0	$(150,000)	$0
Black Silicon Holdings, Inc.	Series A Convertible Preferred Stock	$0	$0	$0	$0	$0
	Series A-1 Convertible Preferred Stock	0	0	0	0	0
	Series A-2 Convertible Preferred Stock	0	0	0	0	0
	Series B-1 Convertible Preferred Stock	0	0	0	0	0
	Series C Convertible Preferred Stock	0	0	0	0	0
	Secured Convertible Bridge Notes	51,422	262,477	182,252	0	444,729
HALE.life Corporation	Common Stock	$0	$10	$0	$0	$10
	Series Seed Convertible Preferred Stock	0	0	1,896,920	0	1,896,920
	Convertible Bridge Notes	47,377	1,455,000	545,000	0	2,000,000
ProMuc, Inc.	Common Stock	$0	$0	$0	$0	$0
	Secured Convertible Bridge Note	0	13,877	0	(13,877)	0
SynGlyco, Inc.	Common Stock	$0	$0	$0	$0	$0
	Series A' Convertible Preferred Stock	0	0	0	0	0
	Secured Convertible Bridge Notes	2,691	30,000	0	0	30,000
Total Majority Owned Controlled Investments		$101,490	$1,911,364	$2,624,172	$(163,877)	$4,371,659
Total Controlled Investments		$101,490	$1,911,364	$2,624,172	$(163,877)	$4,371,659
AFFILIATED INVESTMENTS (F):
ABSMaterials, Inc.	Series A Convertible Preferred Stock	$0	$204,832	$48,755	$0	$253,587
	Series B Convertible Preferred Stock	0	904,433	162,852	0	1,067,285
	Secured Convertible Bridge Note	4,488	107,605	29,489	0	137,094
AgBiome, LLC	Series A-1 Convertible Preferred Stock	$0	$6,949,809	$0	$(116,682)	$6,833,127
	Series A-2 Convertible Preferred Stock	0	1,499,004	0	(23,249)	1,475,755
	Series B Convertible Preferred Stock	0	766,184	0	(6,617)	759,567
AgTech Accelerator Corporation	Common Stock	$0	$300	$0	$0	$300
	Class B Common Stock	0	138	0	0	138
EchoPixel, Inc.	Series Seed Convertible Preferred Stock	$0	$930,056	$5,339	$0	$935,395
	Convertible Bridge Note	0	410,234	0	(410,234)	0
	Series Seed-2 Convertible Preferred Stock	0	332,650	1,559	0	334,209
	Series A-2 Convertible Preferred Stock	0	0	411,869	0	411,869
Ensemble Therapeutics Corporation	Series B Convertible Preferred Stock	$0	$0	$0	$0	$0
	Series B-1 Convertible Preferred Stock	0	872,469	0	(92,958)	779,511
Essential Health Solutions, Inc.	Series A Convertible Preferred Stock	$0	$2,747,905	$25,024	$0	$2,772,929
	Common Stock	0	116,767	0	(5,186)	111,581
HZO, Inc.	Common Stock	$0	$465,269	$0	$(16,505)	$448,764
	Series I Convertible Preferred Stock	0	4,126,543	0	(92,070)	4,034,473
	Series II Convertible Preferred Stock	0	1,741,033	0	(12,926)	1,728,107
	Series II-A Convertible Preferred Stock	0	255,888	0	(161)	255,727
	Warrants for Series II-A Convertible Preferred Stock	0	24,313	0	(16)	24,297

180 DEGREE CAPITAL CORP. INVESTMENTS IN AND ADVANCES TO AFFILIATES
SCHEDULE 12-14 (UNAUDITED)

Name of Issuer	Title of Issue or Nature of Indebtedness (A)	Amount of Dividends or Interest Credited to Income (B)	Value as of 12/31/16	Gross Additions (C)	Gross Reductions (D)	Value as of 6/30/17
AFFILIATED INVESTMENTS (F):
Laser Light Engines, Inc.	Series A Convertible Preferred Stock	$0	$0	$0	$0	$0
	Series B Convertible Preferred Stock	0	0	0	0	0
	Convertible Bridge Notes(G)	0	0	0	0	0
Lodo Therapeutics Corporation	Series A Convertible Preferred Stock	$0	$659,762	$3,985	$0	$663,747
NGX Bio, Inc.	Series Seed Convertible Preferred Stock	$0	$706,423	$0	$(2,927)	$703,496
	Series Seed 2 Convertible Preferred Stock	0	447,338	12,380	0	459,718
	Unsecured Convertible Bridge Note	14,137	580,211	0	(580,211)	0
	Series Seed 3 Convertible Preferred Stock	0	0	746,746	0	746,746
ORIG3N, Inc.	Series 1 Convertible Preferred Stock	$0	$985,936	$0	$(36,713)	$949,223
	Series A Convertible Preferred Stock	0	1,271,006	37,081	0	1,308,087
	Secured Convertible Bridge Note	395	0	114,161	(114,161)	0
	Series A-2 Convertible Preferred Stock	0	0	114,161	0	114,161
Produced Water Absorbents, Inc.	Warrants for Common Stock	$0	$0	$0	$0	$0
	Common Stock	0	0	0	0	0
	Senior Secured Debt	278,798	1,242,700	5,900	0	1,248,600
Senova Systems, Inc.	Series B Convertible Preferred Stock	$0	$0	$0	$0	$0
	Series B-1 Convertible Preferred Stock	0	0	0	0	0
	Series C Convertible Preferred Stock	0	455,050	0	(384,585)	70,465
	Warrants for Series B Preferred Stock	0	0	0	0	0
TARA Biosystems, Inc.	Common Stock	$0	$702,904	$0	$(44,891)	$658,013
	Series A Convertible Preferred Stock	0	0	2,775,009	0	2,775,009
	Secured Convertible Bridge Notes	33,162	2,097,034	0	(2,097,034)	0
Total Affiliated Private Investments		$330,980	$31,603,796	$4,494,310	$(4,037,126)	$32,060,980

PUBLICLY TRADED AFFILIATED INVESTMENTS:
Adesto Technologies Corporation	Common Stock	$0	$3,274,256	$4,778,643	$0	$8,052,899
Enumeral Biomedical Holdings, Inc.	Common Stock	$0	$1,035,628	$0	$(783,264)	$252,364
	Warrants for Common Stock	0	28,781	0	(22,520)	6,261
Total Non- Controlled Affiliated Public Investments		$0	$4,338,665	$4,778,643	$(805,784)	$8,311,524
Total Non- Controlled Affiliated Investments		$330,980	$35,942,461	$9,272,953	$(4,842,910)	$40,372,504

EQUITY METHOD INVESTMENT:
Accelerator IV-New York Corporation	Series A Common Stock	$0	$178,360	$0	$(20,077)	$158,283
Total Equity Method Investment		$0	$178,360	$0	$(20,077)	$158,283

180 DEGREE CAPITAL CORP. INVESTMENTS IN AND ADVANCES TO AFFILIATES
SCHEDULE 12-14 (UNAUDITED)

(A)
Common stock, warrants, membership units and, in some cases, preferred stock are generally non-income producing and restricted. The principal amount of debt and the number of shares of common and preferred stock and number of membership units are shown in the accompanying Consolidated Schedule of Investments as of June 30, 2017.

(B)
Represents the total amount of interest or dividends and yield-enhancing fees on debt securities credited(debited) to income for the portion of the year an investment was a control or affiliate investment, as appropriate. Amounts credited to preferred or common stock represent accrued bridge note interest related to conversions that occurred during the quarter ended June 30, 2017.

(C)
Gross additions include increases in investments resulting from new portfolio investments, paid-in-kind interest or dividends, the amortization of discounts and fees. Gross additions also include net increases in unrealized appreciation or decreases in unrealized depreciation.

(D)
Gross reductions include decreases in investments resulting from principal collections related to investment repayments or sales, the amortization of premiums and acquisition costs. Gross reductions also include net increases in unrealized depreciation or decreases in unrealized appreciation.

(E)
"Majority Owned Controlled" is defined as control of 50.1 percent or more of the voting securities outstanding and/or 50.1 percent or more control of the appointment of members of the board of directors.

(F)
"Affiliated Investments" is defined as ownership of five percent or more, but less than 25 percent, of the voting shares of the portfolio company, or where we hold the right to appoint one or more members to the portfolio company’s board of directors, but less than 25 percent of the members of the board of directors.

(G)	Debt security is on non-accrual status and, therefore, is considered non-income producing during the quarter ended June 30, 2017.

 **Information related to the amount of equity in the net profit and loss for the year for the investments listed has not been included in this schedule. This information is not considered to be meaningful owing to the complex capital structures of the portfolio companies, with different classes of equity securities outstanding with different preferences in liquidation. These investments are not consolidated, nor are they accounted for under the equity method of accounting, with the exception of Accelerator IV-New York Corporation, which are accounted for under the equity method.

Changes in Portfolio Securities

During the period ended June 30, 2017
(unaudited)

Company	Purchases (Cost)	Sales (Proceeds)	Market Value / Fair Value
HALE.life Corporation	$2,425,000		$3,896,930
ABSMaterials, Inc.	25,000		1,457,966
TARA Biosystems, Inc.	625,000		3,433,022
Synacor, Inc.	2,451,446		2,555,000
ORIG3N, Inc.	100,000		2,371,471
TheStreet, Inc.	827,833		768,499
USA Truck, Inc.	1,647,650		2,165,000
NGX Bio, Inc.	150,001		1,909,960
Enumeral Biomedical Holdings, Inc.		$4,655	258,625
ProMuc, Inc.		10,000	0
180 Degree Capital Corp		150,000	0

Privacy Policy

We are committed to protecting your privacy. This privacy notice explains the privacy policies of 180 Degree Capital Corp. and its affiliates. This notice supersedes any other privacy notice you may have received from 180 Degree Capital Corp.

Generally, we do not receive any non-public personal information relating to our shareholders, although certain non-public personal information of our shareholders may become available to us. We maintain physical, electronic, and procedural safeguards, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, address, and number of shares you hold. This information is used only so that we can send you annual reports and other information about us, and send you proxy statements or other information required by law. When the Company shares non-public shareholder personal information referred to above, the information is made available for limited business purposes and under controlled circumstances designed to protect our shareholders' privacy. We do not permit use of shareholder information for any non-business or marketing purpose, nor do we permit third parties to rent, sell, trade or otherwise release or disclose information to any other party.

We do not share this information with any non-affiliated third party except as described below.

•
180 Degree Capital Corp. and affiliate employees. It is our policy that only our authorized employees who need to know your personal information will have access to it. Our personnel who violate our privacy policy are subject to disciplinary action.

•
Service Providers. We may disclose your personal information to companies that provide services on our behalf, such as record keeping and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

•
Courts and Government Officials. If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

Annual Meeting of Shareholders

The Company held its Annual Meeting of Shareholders on June 13, 2017. The following votes were cast for directors:

	For	% Voted For	Withheld	% Vote Withheld
Stacy R. Brandom	12,052,455	93.3%	858,647	6.7%
Charles E. Ramsey	12,015,128	93.1%	895,974	6.9%
Kevin M. Rendino	12,278,869	95.1%	632,233	4.9%
Richard P. Shanley	12,027,923	93.5%	833,179	6.5%
Daniel B. Wolfe	12,029,062	93.2%	882,040	6.8%

The following votes were cast to ratify PricewaterhouseCoopers LLP as the Company's independent public accounting firm:

For	Against	Abstain
25,446,477	304,777	378,001
97.4%	1.2%	1.4%

The following votes were cast for an advisory vote on executive compensation:

For	Against	Abstain	Broker Non-Votes
11,494,984	813,889	602,229	13,218,153
89.0%	6.3%	4.7%

The following votes were cast on frequency of shareholder votes on executive compensation:

1 Year	2 Years	3 Years	Abstain
5,768,280	156,268	6,741,248	245,306
44.7%	1.2%	52.2%	1.9%

Proxy Voting

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling the Company collect at 973-746-4500 and on the SEC's website at http://www.sec.gov.

Information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, by calling the Company collect at 973-746-4500 and on the SEC's website at http://www.sec.gov.

Portfolio Holdings

The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Company's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

180 Degree Capital Corp.

Board of Directors

Stacy R. Brandom[1,2,3]	Charles E. Ramsey[1,2,3]	Richard P. Shanley[1,2,3,4]
Kevin M. Rendino[6]	Daniel B. Wolfe

1.	Member of Audit Committee

2.	Member of Valuation Committee

3.	Member of Compensation Committee

4.	Member of Nominating Committee

5.	Lead Independent Director

6.	Chairman of the Board

Officers

Kevin M. Rendino	Chairman, Chief Executive Officer and Portfolio Manager
Daniel B. Wolfe	President, Chief Financial Officer, Chief Compliance Officer and Portfolio Manager
Alicia M. Gift	Senior Controller, Secretary and Treasurer

7 N. Willow Street, Suite 4B
Montclair, New Jersey 07042
Phone: 973-746-4500
Fax: 973-746-4508
Website: www.180degreecapital.com
Email: ir@180degreecapital.com

Counsel: Schulte Roth & Zabel LLP
Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP
Custodian of Securities: MUFG Union Bank, N.A.
Transfer Agent & Registrar: American Stock Transfer & Trust Company, LLC
Stockholder Relations Department
6201 15th Avenue
Brooklyn, New York 11219
(877) 260-8188
Website: www.astfinancial.com
Email: info@astfinancial.com

Item 2. Code of Ethics.

Not applicable to this semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable to this semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable to this semi-annual report.

Item 5. Audit Committee List of Registrants.

Not applicable to this semi-annual report.

Item 6. Investments.

(a) The schedule of investments in securities of unaffiliated issuers is included as part of the report to stockholders filed under Item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this semi-annual report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period 2017	(a) Total Number of Shares Purchased	(b) Average Price Paid Per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Approximate Dollar Value of Shares that May Yet Be Purchased Under the Plans or Programs
01/01 - 01/31	0	0	0	0
02/01 - 02/28	0	0	0	0
03/01 - 03/31	0	0	0	0
04/01 - 04/30	0	0	0	$2,500,000
05/01 - 05/31	0	0	0	$2,500,000
06/01 - 06/30	0	0	0	$2,500,000

Total for Year	0		0

Note: The Board of Directors has authorized the repurchase of up to $2.5 million of the registrant's common stock within a six-month period from the date of notice to investors. This notice was mailed on April 28, 2017.

Item 10. Submission of Matters to a Vote of Shareholders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors as set forth in the registrant's Proxy Statement, dated April 28, 2017.

Item 11. Controls and Procedures.

(a)        Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”) as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Chief Executive Officer (its principal executive officer) and Chief Financial Officer (its principal financial officer) have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s last fiscal quarter that have materially affected or are reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics disclosure required by Item 2 is not applicable to this semi-annual report.

(a)(2) Certifications of the principal executive officer and the  principal financial officer pursuant to Rule 30a-2(a)under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)  Certifications of the principal executive officer and the principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

180 DEGREE CAPITAL CORP.

By:	/s/ Daniel B. Wolfe
Name: Daniel B. Wolfe
Title: President and Chief Financial Officer

Date: August 1, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kevin M. Rendino	By:	/s/ Daniel B. Wolfe
	Name: Kevin M. Rendino		Name: Daniel B. Wolfe
	Title: Chief Executive Officer		Title: President and Chief Financial Officer
	(Principal Executive Officer)		(Principal Financial Officer)

	Date: August 1, 2017		Date: August 1, 2017